Exhibit 99.2

W. P. Carey Inc.
Supplemental Information
First Quarter 2017

Important Disclosures About This Supplemental Package

As used in this supplemental package, the terms “W. P. Carey,” “WPC,” “the Company,” “we,” “us” and “our” include W. P. Carey Inc., its consolidated subsidiaries and its predecessors, unless otherwise indicated. “CPA® REITs” means Corporate Property Associates 17 – Global Incorporated, or CPA®:17 – Global, and Corporate Property Associates 18 – Global Incorporated, or CPA®:18 – Global. “CWI REITs” means Carey Watermark Investors Incorporated, or CWI 1, and Carey Watermark Investors 2 Incorporated, or CWI 2. “Managed REITs” means the CPA® REITs and the CWI REITs. “Managed Programs” means the Managed REITs, Carey Credit Income Fund, or CCIF, and Carey European Student Housing Fund I, L.P., or CESH I. “U.S.” means United States. “AUM” means assets under management.

Important Note Regarding Non-GAAP Financial Measures

This supplemental package includes certain “non-GAAP” supplemental measures that are not defined by generally accepted accounting principles, or GAAP, including funds from operations, or FFO; adjusted funds from operations, or AFFO; earnings before interest, taxes, depreciation and amortization, or EBITDA; adjusted EBITDA; pro rata cash net operating income, or pro rata cash NOI; and normalized pro rata cash NOI. A description of these non-GAAP financial measures and reconciliations to their most directly comparable GAAP measures, as well as a description of other metrics presented, are provided within the Appendix to this supplemental package. FFO is a non-GAAP measure defined by the National Association of Real Estate Investments Trusts, Inc., or NAREIT, an industry trade group.

Amounts may not sum to totals due to rounding.

W. P. Carey Inc.
Supplemental Information – First Quarter 2017

W. P. Carey Inc.
Overview – First Quarter 2017

Summary Metrics
As of or for the three months ended March 31, 2017.

Financial Results
			Segment
			Owned Real Estate	Investment Management	Total
Revenues, excluding reimbursable costs – consolidated ($'000)			$163,521	$24,617	$188,138
Net income attributable to W. P. Carey ($'000)			51,121	6,363	57,484
Net income attributable to W. P. Carey per diluted share			0.47	0.06	0.53
Normalized pro rata cash NOI from real estate ($'000) (a) (b)			160,062	N/A	160,062
Adjusted EBITDA ($'000) (a) (b)			170,909	8,832	179,741
AFFO attributable to W. P. Carey ($'000) (a) (b)			125,917	8,321	134,238
AFFO attributable to W. P. Carey per diluted share (a) (b)			1.17	0.08	1.25

Distributions declared per share – first quarter					0.9950
Distributions declared per share – first quarter annualized					3.98
Dividend yield – annualized, based on quarter end share price of $62.22					6.4%
Dividend payout ratio – first quarter (c)					79.6%

Balance Sheet and Capitalization
Equity market capitalization – based on quarter end share price of $62.22 ($'000)					$6,627,118
Pro rata net debt ($'000) (d)					4,068,697
Enterprise value ($'000)					10,695,815

Total capitalization ($'000) (e)					10,848,649

Total consolidated debt ($'000)					4,173,352
Gross assets ($'000) (f)					8,719,663
Liquidity ($'000) (g)					1,559,394

Pro rata net debt to enterprise value (b)					38.0%
Pro rata net debt to adjusted EBITDA (annualized) (a) (b)					5.7x
Total consolidated debt to gross assets					47.9%

Weighted-average interest rate (b)					3.7%
Weighted-average debt maturity (years) (b)					5.9

Moody's Investors Service – corporate rating					Baa2 (stable)
Standard & Poor's Ratings Services – issuer rating					BBB (stable)

Owned Real Estate Portfolio (Pro Rata)
Number of net-leased properties					900
Number of operating properties					2
Number of tenants – net-leased properties					214

ABR from Investment Grade tenants as a % of total ABR – net-leased properties (h)					16.5%
ABR from Implied Investment Grade tenants as a % of total ABR – net-leased properties (i)					9.3%

Net-leased properties – square footage (millions)					86.6

Occupancy – net-leased properties (j)					99.1%
Weighted-average remaining lease term (years)					9.6

Acquisitions and completed build-to-suits, redevelopments and expansions – first quarter ($'000)					$3,302
Dispositions – first quarter ($'000)					52,831

Managed Programs	CPA® REITs	CWI REITs	CCIF	CESH I	Total
AUM ($'000) (k)	$8,004,574	$4,511,332	$378,333	$102,368	$12,996,607
Acquisitions – first quarter ($'000)	67,644	—	N/A	43,321	110,965
Dispositions – first quarter ($'000)	133,314	33,000	N/A	—	166,314
________

Investing for the long runTM | 1

W. P. Carey Inc.
Overview – First Quarter 2017

(a)
Normalized pro rata cash NOI, Adjusted EBITDA and AFFO are non-GAAP measures. See the Terms and Definitions section in the Appendix for a description of our non-GAAP measures and for details on how certain non-GAAP measures are calculated.

(b)	Presented on a pro rata basis. See the Terms and Definitions section in the Appendix for a description of pro rata.

(c)	Represents distributions declared per share divided by AFFO per diluted share.

(d)	Represents total pro rata debt outstanding less consolidated cash and cash equivalents. See the Terms and Definitions section in the Appendix for a description of pro rata.

(e)	Represents equity market capitalization plus total pro rata debt outstanding. See the Terms and Definitions section in the Appendix for a description of pro rata.

(f)
Gross assets represent consolidated total assets before accumulated depreciation on real estate. Gross assets are net of accumulated amortization on in-place lease and tenant relationship intangible assets of $346.1 million and above-market rent intangible assets of $225.7 million.

(g)	Represents availability on our Senior Unsecured Credit Facility plus consolidated cash and cash equivalents.

(h)
Includes tenants or guarantors with a rating of BBB- or higher from Standard & Poor’s Ratings Services or Baa3 or higher from Moody’s Investors Service. Percentage of portfolio based on ABR, as of March 31, 2017. See the Terms and Definitions section in the Appendix for a description of ABR.

(i)
Includes subsidiaries of non-guarantor parent companies with a rating of BBB- or higher from Standard & Poor’s Ratings Services or Baa3 or higher from Moody’s Investors Service. Percentage of portfolio based on ABR, as of March 31, 2017. See the Terms and Definitions section in the Appendix for a description of ABR.

(j)	Average occupancy for our two hotels was 79.8% for the three months ended March 31, 2017.

(k)	Represents estimated value of real estate assets plus cash and cash equivalents, less distributions payable for the Managed REITs and fair value of investments plus cash for CCIF and CESH I.

Investing for the long runTM | 2

W. P. Carey Inc.
Overview – First Quarter 2017

Components of Net Asset Value
In thousands, except shares, per share amounts and percentages.

Real Estate	Three Months Ended Mar. 31, 2017	Annualized
Owned Real Estate:	A	A x 4
Normalized pro rata cash NOI (a)	$160,062	$640,248

Operating Partnership Interests in Real Estate Cash Flow of Managed REITs: (b)
CPA®:17 – Global (10% of Available Cash)	6,810	27,240
CPA®:18 – Global (10% of Available Cash)	1,675	6,700
CWI 1 (8% of Available Cash)	1,361	5,444
CWI 2 (7.5% of Available Cash)	1,205	4,820
	$11,051	$44,204

Investment Management	Three Months Ended Mar. 31, 2017	Twelve Months Ended Mar. 31, 2017
Adjusted EBITDA (a)	$8,832	$52,646

Balance Sheet - Selected Information (Consolidated Unless Otherwise Stated)		As of Mar. 31, 2017
Assets
Book value of real estate excluded from NOI (c)		$24,637
Cash and cash equivalents		152,834
Due from affiliates		106,113

Other assets, net:
Straight-line rent adjustments		$58,480
Restricted cash, including escrow		55,813
Securities and derivatives		51,375
Deferred charges		43,400
Other intangible assets, net		34,172
Accounts receivable		29,304
Prepaid expenses		16,662
Note receivable		10,152
Leasehold improvements, furniture and fixtures		4,937
Other		212
Total other assets, net		$304,507

Liabilities
Total pro rata debt outstanding (d)		$4,221,531
Distributions payable		107,816
Deferred income taxes		83,375
Accounts payable, accrued expenses and other liabilities:
Accounts payable and accrued expenses		$104,336
Prepaid and deferred rents		77,540
Tenant security deposits		29,651
Accrued taxes payable		23,310
Straight-line rent adjustments		2,747
Other		18,170
Total accounts payable, accrued expenses and other liabilities		$255,754

Investing for the long runTM | 3

W. P. Carey Inc.
Overview – First Quarter 2017

Other	Number of Shares/Units Owned	NAV / Offering Price Per Share		Implied Value
	A	B		A x B
Ownership in Managed Programs: (e)
CPA®:17 – Global (3.6% ownership)	12,466,959	$10.11	(f)	$126,041
CPA®:18 – Global (1.8% ownership)	2,567,258	7.90	(g)	20,281
CWI 1 (1.3% ownership)	1,721,881	10.80	(h)	18,596
CWI 2 (0.8% ownership)	652,767	10.74	(i)	7,011
CCIF (10.1% ownership)	2,777,778	9.00	(j)	25,000
CESH I (2.4% ownership)	2,821	1,000.00	(k)	2,821
				$199,750
________

(a)
Normalized pro rata cash NOI and Adjusted EBITDA are non-GAAP measures. See the Terms and Definitions section in the Appendix for a description of our non-GAAP measures and for details on how they are calculated.

(b)
We are entitled to receive distributions of our share of earnings up to 10% of the Available Cash of each of the Managed REITs, as defined in their respective operating partnership agreements. Pursuant to the terms of their subadvisory agreements, however, 20% of the distributions of Available Cash we receive from CWI 1 and 25% of the distributions of Available Cash we receive from CWI 2 are paid to their respective subadvisors.

(c)	Represents the value of real estate not included in net operating income, such as vacant assets and in-progress build-to-suit properties.

(d)	See the Terms and Definitions section in the Appendix for a description of pro rata.

(e)	Separate from operating partnership interests and our interests in unconsolidated joint ventures with our affiliate, CPA®:17 – Global.

(f)
The estimated net asset value per share, or NAV, for CPA®:17 – Global was determined as of December 31, 2016. We calculated CPA®:17 – Global’s NAV by relying in part on an estimate of the fair market value of CPA®:17 – Global’s real estate portfolio and debt provided by third parties, adjusted to give effect to the estimated fair value of mortgage loans encumbering its assets (also provided by a third party) as well as other adjustments.

(g)
We own shares of CPA®:18 – Global’s Class A common stock. The NAV for CPA®:18 – Global’s Class A common stock was determined as of December 31, 2016. We calculated the NAV for CPA®:18 – Global’s Class A common stock by relying in part on an estimate of the fair market value of CPA®:18 – Global’s real estate portfolio and debt provided by third parties, adjusted to give effect to the estimated fair value of mortgage loans encumbering its assets (also provided by a third party), as well as other adjustments.

(h)
The NAV for CWI 1 was based on shares of common stock outstanding at December 31, 2016. We calculated CWI 1’s NAV relying in part on appraisals of the fair market value of CWI 1’s real estate portfolio and mortgage debt provided by third parties. The net amount was then adjusted for estimated disposition costs (including estimates of expenses, commissions and fees payable to us) and CWI 1’s other net assets and liabilities at the same date.

(i)
We own shares of CWI 2’s Class A common stock. The NAV for CWI 2’s Class A common stock was determined as of December 31, 2016. We calculated the NAV for CWI 2’s Class A common stock by relying in part on an appraisal of the fair market value of CWI 2’s real estate portfolio and estimates of the fair market value of CWI 2’s mortgage debt at December 31, 2016. The net amount was then adjusted for other net assets and liabilities and our interest in disposition proceeds at December 31, 2016.

(j)
In December 2014, we purchased 2,777,778 shares of CCIF at $9.00 per share for a total purchase price of $25.0 million. We account for our interest in this investment using the equity method of accounting because we share the decision making with the third-party investment partner. The $9.00 purchase price does not reflect CCIF’s NAV at March 31, 2017.

(k)	We own limited partnership units of CESH I at its private placement price of $1,000.00 per share; a NAV for CESH I has not yet been calculated.

Investing for the long runTM | 4

W. P. Carey Inc.
Financial Results
First Quarter 2017

Investing for the long runTM | 5

W. P. Carey Inc.
Financial Results – First Quarter 2017

Consolidated Statements of Income – Last Five Quarters
In thousands, except share and per share amounts.

	Three Months Ended
	Mar. 31, 2017	Dec. 31, 2016	Sep. 30, 2016	Jun. 30, 2016	Mar. 31, 2016
Revenues
Owned Real Estate:
Lease revenues	$155,781	$157,105	$163,786	$167,328	$175,244
Operating property revenues	6,980	7,071	8,524	8,270	6,902
Reimbursable tenant costs	5,221	6,201	6,537	6,391	6,309
Lease termination income and other (a)	760	1,093	1,224	838	32,541
	168,742	171,470	180,071	182,827	220,996
Investment Management:
Reimbursable costs from affiliates	25,700	20,061	14,540	12,094	19,738
Asset management revenue	17,367	16,375	15,978	15,005	14,613
Structuring revenue	3,834	16,338	12,301	5,968	12,721
Dealer manager fees	3,325	2,623	1,835	1,372	2,172
Other advisory revenue	91	1,913	522	—	—
	50,317	57,310	45,176	34,439	49,244
	219,059	228,780	225,247	217,266	270,240
Operating Expenses
Depreciation and amortization	62,430	62,675	62,802	66,581	84,452
Reimbursable tenant and affiliate costs	30,921	26,262	21,077	18,485	26,047
General and administrative	18,424	24,230	15,733	20,951	21,438
Property expenses, excluding reimbursable tenant costs	10,110	10,956	10,193	10,510	17,772
Stock-based compensation expense	6,910	3,051	4,356	4,001	6,607
Dealer manager fees and expenses	3,294	3,808	3,028	2,620	3,352
Subadvisor fees (b)	2,720	4,131	4,842	1,875	3,293
Property acquisition and other expenses (c)	73	18	—	(207)	5,566
Impairment charges	—	9,433	14,441	35,429	—
Restructuring and other compensation (d)	—	—	—	452	11,473
	134,882	144,564	136,472	160,697	180,000
Other Income and Expenses
Interest expense	(41,957)	(43,913)	(44,349)	(46,752)	(48,395)
Equity in earnings of equity method investments in the Managed Programs and real estate	15,774	16,476	16,803	16,429	15,011
Other income and (expenses)	516	(3,731)	5,101	426	3,871
	(25,667)	(31,168)	(22,445)	(29,897)	(29,513)
Income before income taxes and gain on sale of real estate	58,510	53,048	66,330	26,672	60,727
Benefit from (provision for) income taxes	1,305	(7,826)	(3,154)	8,217	(525)
Income before gain on sale of real estate	59,815	45,222	63,176	34,889	60,202
Gain on sale of real estate, net of tax	10	3,248	49,126	18,282	662
Net Income	59,825	48,470	112,302	53,171	60,864
Net income attributable to noncontrolling interests	(2,341)	(766)	(1,359)	(1,510)	(3,425)
Net Income Attributable to W. P. Carey	$57,484	$47,704	$110,943	$51,661	$57,439

Basic Earnings Per Share	$0.53	$0.44	$1.03	$0.48	$0.54
Diluted Earnings Per Share	$0.53	$0.44	$1.03	$0.48	$0.54
Weighted-Average Shares Outstanding
Basic	107,562,484	107,487,181	107,221,668	106,310,362	105,939,161
Diluted	107,764,279	107,715,965	107,468,029	106,530,036	106,405,453

Distributions Declared Per Share	$0.9950	$0.9900	$0.9850	$0.9800	$0.9742
________

(a)	Amount for the three months ended March 31, 2016 includes $32.2 million of lease termination income related to a property sold during that period.

(b)
We earn investment management revenue from CWI 1 and CWI 2 in our role as their advisor. Pursuant to the terms of their subadvisory agreements, however, 20% of the fees we receive from CWI 1 and 25% of the fees we receive from CWI 2 are paid to their respective subadvisors. In connection with the acquisitions of multi-family properties on behalf of CPA®:18 – Global, we entered into agreements with third-party advisors for the day-to-day management of the properties for which we pay 30% of the initial acquisition fees and 100% of asset management fees paid to us by CPA®:18 – Global. Pursuant to the terms of the subadvisory agreement we have with the subadvisor in connection with CCIF, we pay a subadvisory fee equal to 50% of the asset management fees and organization and offering costs paid to us by CCIF.

(c)
Amounts for the three months ended June 30, 2016 and March 31, 2016 include expenses related to our formal strategic review, which was completed in May 2016, of $(0.2) million and $5.5 million, respectively.

(d)
Amount represents restructuring and other compensation-related expenses resulting from a reduction in headcount and employee severance arrangements, primarily in connection with the reduction in force that we completed in March 2016.

Investing for the long runTM | 6

W. P. Carey Inc.
Financial Results – First Quarter 2017

Statements of Income, Owned Real Estate – Last Five Quarters
In thousands, except share and per share amounts.

	Three Months Ended
	Mar. 31, 2017	Dec. 31, 2016	Sep. 30, 2016	Jun. 30, 2016	Mar. 31, 2016
Revenues
Lease revenues	$155,781	$157,105	$163,786	$167,328	$175,244
Operating property revenues	6,980	7,071	8,524	8,270	6,902
Reimbursable tenant costs	5,221	6,201	6,537	6,391	6,309
Lease termination income and other (a)	760	1,093	1,224	838	32,541
	168,742	171,470	180,071	182,827	220,996

Operating Expenses
Depreciation and amortization	61,522	61,717	61,740	65,457	83,360
Property expenses, excluding reimbursable tenant costs	10,110	10,956	10,193	10,510	17,772
General and administrative	8,274	8,938	7,453	8,656	9,544
Reimbursable tenant costs	5,221	6,201	6,537	6,391	6,309
Stock-based compensation expense	1,954	908	1,572	907	1,837
Property acquisition and other expenses (b)	73	18	—	78	2,897
Impairment charges	—	9,433	14,441	35,429	—
Restructuring and other compensation (c)	—	—	—	(13)	4,426
	87,154	98,171	101,936	127,415	126,145
Other Income and Expenses
Interest expense	(41,957)	(43,913)	(44,349)	(46,752)	(48,395)
Equity in earnings of equity method investments in the Managed REITs and real estate	15,235	15,953	15,705	15,900	15,166
Other income and (expenses)	40	(4,016)	3,244	662	3,775
	(26,682)	(31,976)	(25,400)	(30,190)	(29,454)
Income before income taxes and gain on sale of real estate	54,906	41,323	52,735	25,222	65,397
(Provision for) benefit from income taxes	(1,454)	(3,374)	(530)	9,410	(2,088)
Income before gain on sale of real estate	53,452	37,949	52,205	34,632	63,309
Gain on sale of real estate, net of tax	10	3,248	49,126	18,282	662
Net Income from Owned Real Estate	53,462	41,197	101,331	52,914	63,971
Net income attributable to noncontrolling interests	(2,341)	(766)	(1,359)	(1,510)	(3,425)
Net Income from Owned Real Estate Attributable to W. P. Carey	$51,121	$40,431	$99,972	$51,404	$60,546

Basic Earnings Per Share	$0.47	$0.37	$0.93	$0.48	$0.57
Diluted Earnings Per Share	$0.47	$0.37	$0.93	$0.48	$0.57
Weighted-Average Shares Outstanding
Basic	107,562,484	107,487,181	107,221,668	106,310,362	105,939,161
Diluted	107,764,279	107,715,965	107,468,029	106,530,036	106,405,453
________

(a)	Amount for the three months ended March 31, 2016 includes $32.2 million of lease termination income related to a property sold during that period.

(b)
Amounts for the three months ended June 30, 2016 and March 31, 2016 include expenses related to our formal strategic review, which was completed in May 2016, of $0.1 million and $2.8 million, respectively.

(c)
Amount represents restructuring and other compensation-related expenses resulting from a reduction in headcount and employee severance arrangements, primarily in connection with the reduction in force that we completed in March 2016.

Investing for the long runTM | 7

W. P. Carey Inc.
Financial Results – First Quarter 2017

Statements of Income, Investment Management – Last Five Quarters
In thousands, except share and per share amounts.

	Three Months Ended
	Mar. 31, 2017	Dec. 31, 2016	Sep. 30, 2016	Jun. 30, 2016	Mar. 31, 2016
Revenues
Reimbursable costs from affiliates	$25,700	$20,061	$14,540	$12,094	$19,738
Asset management revenue	17,367	16,375	15,978	15,005	14,613
Structuring revenue	3,834	16,338	12,301	5,968	12,721
Dealer manager fees	3,325	2,623	1,835	1,372	2,172
Other advisory revenue	91	1,913	522	—	—
	50,317	57,310	45,176	34,439	49,244
Operating Expenses
Reimbursable costs from affiliates	25,700	20,061	14,540	12,094	19,738
General and administrative	10,150	15,292	8,280	12,295	11,894
Stock-based compensation expense	4,956	2,143	2,784	3,094	4,770
Dealer manager fees and expenses	3,294	3,808	3,028	2,620	3,352
Subadvisor fees (a)	2,720	4,131	4,842	1,875	3,293
Depreciation and amortization	908	958	1,062	1,124	1,092
Restructuring and other compensation (b)	—	—	—	465	7,047
Property acquisition and other expenses (c)	—	—	—	(285)	2,669
	47,728	46,393	34,536	33,282	53,855
Other Income and Expenses
Equity in earnings (losses) of equity method investment in CCIF	539	523	1,098	529	(155)
Other income and (expenses)	476	285	1,857	(236)	96
	1,015	808	2,955	293	(59)
Income (loss) before income taxes	3,604	11,725	13,595	1,450	(4,670)
Benefit from (provision for) income taxes	2,759	(4,452)	(2,624)	(1,193)	1,563
Net Income (Loss) from Investment Management Attributable to W. P. Carey	$6,363	$7,273	$10,971	$257	$(3,107)

Basic Earnings (Loss) Per Share	$0.06	$0.07	$0.10	$0.00	$(0.03)
Diluted Earnings (Loss) Per Share	$0.06	$0.07	$0.10	$0.00	$(0.03)
Weighted-Average Shares Outstanding
Basic	107,562,484	107,487,181	107,221,668	106,310,362	105,939,161
Diluted	107,764,279	107,715,965	107,468,029	106,530,036	106,405,453
________

(a)
We earn investment management revenue from CWI 1 and CWI 2 in our role as their advisor. Pursuant to the terms of their subadvisory agreements, however, 20% of the fees we receive from CWI 1 and 25% of the fees we receive from CWI 2 are paid to their respective subadvisors. In connection with the acquisitions of multi-family properties on behalf of CPA®:18 – Global, we entered into agreements with third-party advisors for the day-to-day management of the properties for which we pay 30% of the initial acquisition fees and 100% of asset management fees paid to us by CPA®:18 – Global. Pursuant to the terms of the subadvisory agreement we have with the subadvisor in connection with CCIF, we pay a subadvisory fee equal to 50% of the asset management fees and organization and offering costs paid to us by CCIF.

(b)
Amount represents restructuring and other compensation-related expenses resulting from a reduction in headcount and employee severance arrangements, primarily in connection with the reduction in force that we completed in March 2016.

(c)
Amounts for the three months ended June 30, 2016 and March 31, 2016 include expenses related to our formal strategic review, which was completed in May 2016, of $(0.3) million and $2.7 million, respectively.

Investing for the long runTM | 8

W. P. Carey Inc.
Financial Results – First Quarter 2017

FFO and AFFO, Consolidated – Last Five Quarters
In thousands, except share and per share amounts.

	Three Months Ended
	Mar. 31, 2017	Dec. 31, 2016	Sep. 30, 2016	Jun. 30, 2016	Mar. 31, 2016
Net income attributable to W. P. Carey	$57,484	$47,704	$110,943	$51,661	$57,439
Adjustments:
Depreciation and amortization of real property	61,182	61,373	61,396	65,096	82,957
Gain on sale of real estate, net	(10)	(3,248)	(49,126)	(18,282)	(662)
Impairment charges	—	9,433	14,441	35,429	—
Proportionate share of adjustments for noncontrolling interests to arrive at FFO	(2,541)	(3,184)	(3,254)	(2,662)	(2,625)
Proportionate share of adjustments to equity in net income of partially owned entities to arrive at FFO	2,717	1,059	1,354	1,331	1,309
Total adjustments	61,348	65,433	24,811	80,912	80,979
FFO Attributable to W. P. Carey (as defined by NAREIT) (a)	118,832	113,137	135,754	132,573	138,418
Adjustments:
Above- and below-market rent intangible lease amortization, net (b)	12,491	12,653	12,564	13,105	(1,818)
Stock-based compensation	6,910	3,051	4,356	4,001	6,607
Tax benefit – deferred	(5,551)	(2,433)	(2,999)	(16,535)	(2,988)
Straight-line and other rent adjustments (c)	(3,500)	(4,953)	(5,116)	(2,234)	(26,912)
Other amortization and non-cash items (d) (e)	2,094	5,584	(4,897)	404	(3,202)
Amortization of deferred financing costs (e)	1,400	926	1,007	541	723
Loss (gain) on extinguishment of debt	912	224	2,072	(112)	1,925
Realized losses (gains) on foreign currency	403	1,102	1,559	1,222	(212)
Property acquisition and other expenses (f)	73	18	—	(207)	5,566
Restructuring and other compensation (g)	—	—	—	452	11,473
Allowance for credit losses	—	—	—	—	7,064
Proportionate share of adjustments to equity in net income of partially owned entities to arrive at AFFO	550	2,810	261	(841)	1,321
Proportionate share of adjustments for noncontrolling interests to arrive at AFFO	(376)	(595)	(90)	(131)	1,499
Total adjustments	15,406	18,387	8,717	(335)	1,046
AFFO Attributable to W. P. Carey (a)	$134,238	$131,524	$144,471	$132,238	$139,464

Summary
FFO attributable to W. P. Carey (as defined by NAREIT) (a)	$118,832	$113,137	$135,754	$132,573	$138,418
FFO attributable to W. P. Carey (as defined by NAREIT) per diluted share (a)	$1.10	$1.05	$1.26	$1.24	$1.30
AFFO attributable to W. P. Carey (a)	$134,238	$131,524	$144,471	$132,238	$139,464
AFFO attributable to W. P. Carey per diluted share (a)	$1.25	$1.22	$1.34	$1.24	$1.31
Diluted weighted-average shares outstanding	107,764,279	107,715,965	107,468,029	106,530,036	106,405,453
________

(a)	FFO and AFFO are non-GAAP measures. See the Terms and Definitions section in the Appendix for a description of our non-GAAP measures.

(b)
Amount for the three months ended March 31, 2016 includes an adjustment of $15.6 million due to the acceleration of a below-market lease from a tenant of a domestic property that was sold during the period.

(c)
Amount for the three months ended March 31, 2016 includes an adjustment to exclude $27.2 million of the $32.2 million of lease termination income recognized in connection with a domestic property that was sold during that period, as such amount was determined to be non-core income. Amount for the three months ended March 31, 2016 also reflects an adjustment to include $1.8 million of lease termination income received that represented core income for that period.

(d)	Represents primarily unrealized gains and losses from foreign exchange and derivatives.

(e)
Effective July 1, 2016, the amortization of debt premiums and discounts, which was previously included in Other amortization and non-cash items, is included in Amortization of deferred financing costs. Prior periods are retrospectively adjusted to reflect this change. Amortization of debt premiums and discounts for the three months ended June 30, 2016 and March 31, 2016 was $0.8 million and $0.6 million, respectively.

(f)
Amounts for the three months ended June 30, 2016 and March 31, 2016 include expenses related to our formal strategic review, which was completed in May 2016, of $(0.2) million and $5.5 million, respectively.

(g)
Amount represents restructuring and other compensation-related expenses resulting from a reduction in headcount and employee severance arrangements, primarily in connection with the reduction in force that we completed in March 2016.

Investing for the long runTM | 9

W. P. Carey Inc.
Financial Results – First Quarter 2017

FFO and AFFO, Owned Real Estate – Last Five Quarters
In thousands, except share and per share amounts.

	Three Months Ended
	Mar. 31, 2017	Dec. 31, 2016	Sep. 30, 2016	Jun. 30, 2016	Mar. 31, 2016
Net income from Owned Real Estate attributable to W. P. Carey	$51,121	$40,431	$99,972	$51,404	$60,546
Adjustments:
Depreciation and amortization of real property	61,182	61,373	61,396	65,096	82,957
Gain on sale of real estate, net	(10)	(3,248)	(49,126)	(18,282)	(662)
Impairment charges	—	9,433	14,441	35,429	—
Proportionate share of adjustments for noncontrolling interests to arrive at FFO	(2,541)	(3,184)	(3,254)	(2,662)	(2,625)
Proportionate share of adjustments to equity in net income of partially owned entities to arrive at FFO	2,717	1,059	1,354	1,331	1,309
Total adjustments	61,348	65,433	24,811	80,912	80,979
FFO Attributable to W. P. Carey (as defined by NAREIT) - Owned Real Estate (a)	112,469	105,864	124,783	132,316	141,525
Adjustments:
Above- and below-market rent intangible lease amortization, net (b)	12,491	12,653	12,564	13,105	(1,818)
Straight-line and other rent adjustments (c)	(3,500)	(4,953)	(5,116)	(2,234)	(26,912)
Tax (benefit) expense – deferred	(2,460)	2,273	(3,387)	(14,826)	(1,499)
Other amortization and non-cash items (d) (e)	2,009	5,698	(4,356)	15	(3,246)
Stock-based compensation	1,954	908	1,572	907	1,837
Amortization of deferred financing costs (e)	1,400	926	1,007	541	723
Loss (gain) on extinguishment of debt	912	224	2,072	(112)	1,925
Realized losses (gains) on foreign currency	395	1,136	1,559	1,204	(245)
Property acquisition and other expenses (f)	73	18	—	78	2,897
Restructuring and other compensation (g)	—	—	—	(13)	4,426
Allowance for credit losses	—	—	—	—	7,064
Proportionate share of adjustments to equity in net income of partially owned entities to arrive at AFFO	550	3,258	884	(312)	1,038
Proportionate share of adjustments for noncontrolling interests to arrive at AFFO	(376)	(595)	(90)	(131)	1,499
Total adjustments	13,448	21,546	6,709	(1,778)	(12,311)
AFFO Attributable to W. P. Carey - Owned Real Estate (a)	$125,917	$127,410	$131,492	$130,538	$129,214

Summary
FFO attributable to W. P. Carey (as defined by NAREIT) - Owned Real Estate (a)	$112,469	$105,864	$124,783	$132,316	$141,525
FFO attributable to W. P. Carey (as defined by NAREIT) per diluted share - Owned Real Estate (a)	$1.04	$0.98	$1.16	$1.24	$1.33
AFFO attributable to W. P. Carey - Owned Real Estate (a)	$125,917	$127,410	$131,492	$130,538	$129,214
AFFO attributable to W. P. Carey per diluted share - Owned Real Estate (a)	$1.17	$1.18	$1.22	$1.22	$1.21
Diluted weighted-average shares outstanding	107,764,279	107,715,965	107,468,029	106,530,036	106,405,453
________

(a)	FFO and AFFO are non-GAAP measures. See the Terms and Definitions section in the Appendix for a description of our non-GAAP measures.

(b)
Amount for the three months ended March 31, 2016 includes an adjustment of $15.6 million due to the acceleration of a below-market lease from a tenant of a domestic property that was sold during the period.

(c)
Amount for the three months ended March 31, 2016 includes an adjustment to exclude $27.2 million of the $32.2 million of lease termination income recognized in connection with a domestic property that was sold during that period, as such amount was determined to be non-core income. Amount for the three months ended March 31, 2016 also reflects an adjustment to include $1.8 million of lease termination income received that represented core income for that period.

(d)	Represents primarily unrealized gains and losses from foreign exchange and derivatives.

(e)
Effective July 1, 2016, the amortization of debt premiums and discounts, which was previously included in Other amortization and non-cash items, is included in Amortization of deferred financing costs. Prior periods are retrospectively adjusted to reflect this change. Amortization of debt premiums and discounts for the three months ended June 30, 2016 and March 31, 2016 was $0.8 million and $0.6 million, respectively.

(f)
Amounts for the three months ended June 30, 2016 and March 31, 2016 include expenses related to our formal strategic review, which was completed in May 2016, of $0.1 million and $2.8 million, respectively.

(g)
Amount represents restructuring and other compensation-related expenses resulting from a reduction in headcount and employee severance arrangements, primarily in connection with the reduction in force that we completed in March 2016.

Investing for the long runTM | 10

W. P. Carey Inc.
Financial Results – First Quarter 2017

FFO and AFFO, Investment Management – Last Five Quarters
In thousands, except share and per share amounts.

	Three Months Ended
	Mar. 31, 2017	Dec. 31, 2016	Sep. 30, 2016	Jun. 30, 2016	Mar. 31, 2016
Net income (loss) from Investment Management attributable to W. P. Carey	$6,363	$7,273	$10,971	$257	$(3,107)
FFO Attributable to W. P. Carey (as defined by NAREIT) - Investment Management (a)	6,363	7,273	10,971	257	(3,107)
Adjustments:
Stock-based compensation	4,956	2,143	2,784	3,094	4,770
Tax (benefit) expense – deferred	(3,091)	(4,706)	388	(1,709)	(1,489)
Other amortization and non-cash items (b)	85	(114)	(541)	389	44
Realized losses (gains) on foreign currency	8	(34)	—	18	33
Restructuring and other compensation (c)	—	—	—	465	7,047
Property acquisition and other expenses (d)	—	—	—	(285)	2,669
Proportionate share of adjustments to equity in net income of partially owned entities to arrive at AFFO	—	(448)	(623)	(529)	283
Total adjustments	1,958	(3,159)	2,008	1,443	13,357
AFFO Attributable to W. P. Carey - Investment Management (a)	$8,321	$4,114	$12,979	$1,700	$10,250

Summary
FFO attributable to W. P. Carey (as defined by NAREIT) - Investment Management (a)	$6,363	$7,273	$10,971	$257	$(3,107)
FFO attributable to W. P. Carey (as defined by NAREIT) per diluted share - Investment Management (a)	$0.06	$0.07	$0.10	$0.00	$(0.03)
AFFO attributable to W. P. Carey - Investment Management (a)	$8,321	$4,114	$12,979	$1,700	$10,250
AFFO attributable to W. P. Carey per diluted share - Investment Management (a)	$0.08	$0.04	$0.12	$0.02	$0.10
Diluted weighted-average shares outstanding	107,764,279	107,715,965	107,468,029	106,530,036	106,405,453
________

(a)	FFO and AFFO are non-GAAP measures. See the Terms and Definitions section in the Appendix for a description of our non-GAAP measures.

(b)	Represents primarily unrealized gains and losses from foreign exchange and derivatives.

(c)
Amount represents restructuring and other compensation-related expenses resulting from a reduction in headcount and employee severance arrangements, primarily in connection with the reduction in force that we completed in March 2016.

(d)
Amounts for the three months ended June 30, 2016 and March 31, 2016 include expenses related to our formal strategic review, which was completed in May 2016, of $(0.3) million and $2.7 million, respectively.

Investing for the long runTM | 11

W. P. Carey Inc.
Financial Results – First Quarter 2017

Reconciliation of Consolidated Statement of Income to AFFO
In thousands, except per share amounts. Three months ended March 31, 2017.

We believe that the table below is useful for investors to help them better understand our business by illustrating the impact of each of our AFFO adjustments on our GAAP statement of income. This presentation is not an alternative to the GAAP statement of income, nor is AFFO an alternative to net income as determined by GAAP.

	GAAP Basis (a)	Add: Equity Investments (b)	Less: Noncontrolling Interests (c)	WPC's Pro Rata Share (d)	AFFO Adjustments		AFFO
Revenues	A	B	C	A + B + C = D	E		D + E
Owned Real Estate:
Lease revenues	$155,781	$4,700	$(5,698)	$154,783	$8,368	(e)	$163,151
Operating property revenues:
Hotel revenues	6,980	—	—	6,980	—		6,980
Reimbursable tenant costs	5,221	21	(144)	5,098	—		5,098
Lease termination income and other	760	—	(1)	759	—		759
	168,742	4,721	(5,843)	167,620	8,368		175,988
Investment Management:
Reimbursable costs from affiliates	25,700	—	—	25,700	—		25,700
Asset management revenue	17,367	—	—	17,367	—		17,367
Structuring revenue	3,834	—	—	3,834	—		3,834
Dealer manager fees	3,325	—	—	3,325	—		3,325
Other advisory revenue	91	—	—	91	—		91
	50,317	—	—	50,317	—		50,317
	219,059	4,721	(5,843)	217,937	8,368		226,305
Operating Expenses
Depreciation and amortization	62,430	350	(2,547)	60,233	(59,003)	(f)	1,230
Reimbursable tenant and affiliate costs	30,921	22	(145)	30,798	—		30,798
General and administrative	18,424	—	(8)	18,416	—		18,416
Property expenses, excluding reimbursable tenant costs:
Hotel expenses	5,415	—	—	5,415	—		5,415
Non-reimbursable property expenses	4,695	20	(142)	4,573	12	(g)	4,585
Stock-based compensation expense	6,910	—	—	6,910	(6,910)	(g)	—
Dealer manager fees and expenses	3,294	—	—	3,294	—		3,294
Subadvisor fees (h)	2,720	—	—	2,720	—		2,720
Property acquisition and other expenses	73	—	—	73	(73)	(i)	—
	134,882	1,888	(2,842)	133,928	(67,470)		66,458
Other Income and Expenses
Interest expense	(41,957)	(478)	848	(41,587)	1,308	(j)	(40,279)
Equity in earnings of equity method investments in the Managed Programs and real estate:
Income related to our general partnership interests in the Managed REITs (k)	11,793	—	(341)	11,452	—		11,452
Joint ventures	2,072	(2,645)	(1)	(574)	870	(l)	296
Income related to our ownership in the Managed Programs	1,909	—	—	1,909	984	(m)	2,893
Equity in earnings of equity method investments in the Managed Programs and real estate	15,774	(2,645)	(342)	12,787	1,854		14,641
Other income and (expenses)	516	2	111	629	3,539	(n)	4,168
	(25,667)	(3,121)	617	(28,171)	6,701		(21,470)
Income before income taxes and gain on sale of real estate	58,510	(288)	(2,384)	55,838	82,539		138,377
Benefit from income taxes	1,305	288	43	1,636	(5,775)	(o)	(4,139)
Income before gain on sale of real estate	59,815	—	(2,341)	57,474	76,764		134,238
Gain on sale of real estate, net of tax	10	—	—	10	(10)		—
Net Income	59,825	—	(2,341)	57,484	76,754		134,238
Net income attributable to noncontrolling interests	(2,341)	—	2,341	—	—		—
Net Income / AFFO Attributable to W. P. Carey	$57,484	$—	$—	$57,484	$76,754		$134,238
Earnings / AFFO Attributable to W. P. Carey Per Diluted Share	$0.53						$1.25
________

Investing for the long runTM | 12

W. P. Carey Inc.
Financial Results – First Quarter 2017

(a)	Consolidated amounts shown represent WPC's consolidated statement of income for the three months ended March 31, 2017.

(b)	Represents the break-out by line item of amounts recorded in Equity in earnings of equity method investments in the Managed Programs and real estate.

(c)	Represents the break-out by line item of amounts recorded in Net income attributable to noncontrolling interests.

(d)	Represents our share in fully and co-owned entities. See the Terms and Definitions section in the Appendix for a description of pro rata.

(e)
For the three months ended March 31, 2017, represents the reversal of amortization of above- or below-market lease intangibles of $12.0 million and the elimination of non-cash amounts related to straight-line rent and other of $3.6 million.

(f)	Adjustment is a non-cash adjustment excluding corporate depreciation and amortization.

(g)	Adjustment to exclude a non-cash item.

(h)
We earn investment management revenue from CWI 1 and CWI 2 in our role as their advisor. Pursuant to the terms of their subadvisory agreements, however, 20% of the fees we receive from CWI 1 and 25% of the fees we receive from CWI 2 are paid to their respective subadvisors. In connection with the acquisitions of multi-family properties on behalf of CPA®:18 – Global, we entered into agreements with third-party advisors for the day-to-day management of the properties for which we pay 30% of the initial acquisition fees and 100% of asset management fees paid to us by CPA®:18 – Global. Pursuant to the terms of the subadvisory agreement we have with the subadvisor in connection with CCIF, we pay a subadvisory fee equal to 50% of the asset management fees and organization and offering costs paid to us by CCIF.

(i)	Adjustment to exclude a non-core item.

(j)	Represents the elimination of non-cash components of interest expense, such as deferred financing costs, debt premiums and discounts.

(k)	Amount includes 100% of CWI 2 general operating partnership distribution, including $0.4 million paid to subadvisors.

(l)	Adjustments to include our pro rata share of AFFO adjustments from equity investments.

(m)
Represents Adjusted MFFO from the Managed Programs in place of our pro rata share of net income from our ownership in the Managed Programs. Adjusted MFFO is defined as MFFO adjusted for deferred taxes and excluding the adjustment for realized gains and losses on hedges.

(n)	Represents eliminations of gains (losses) related to the extinguishment of debt, foreign currency, unrealized gains (losses) on derivatives and other items.

(o)	Represents primarily the elimination of deferred taxes.

Investing for the long runTM | 13

W. P. Carey Inc.
Financial Results – First Quarter 2017

Capital Expenditures
In thousands. For the three months ended March 31, 2017.

Tenant Improvements and Leasing Costs
Tenant improvements	$337
Leasing costs	643
Tenant Improvements and Leasing Costs	980

Maintenance Capital Expenditures
Net-lease properties	929
Operating properties	53
Maintenance Capital Expenditures	982

Total: Tenant Improvements and Leasing Costs, and Maintenance Capital Expenditures	$1,962

Non-maintenance Capital Expenditures
Build-to-suits, redevelopments and expansions	$12,795
Total: Non-maintenance Capital Expenditures	$12,795

Build-to-Suits, Redevelopments and Expansions (a) (b)
Dollars in thousands.

		Property Type	Estimated /Actual Completion	Estimated New Square Footage	Lease Term (Years)	Funded During Three Months Ended Mar. 31, 2017	Total Funded Through Mar. 31, 2017	Maximum Commitment
Tenant	Location							Remaining	Total
Active
Inghams (c) (d) (e)	Australia	Industrial	2Q17	386,705	18	$—	$10,025	$5,282	$15,610
Nord Anglia (e) (f)	Coconut Creek, FL	Education Facility	2Q17	40,000	25	1,141	16,646	1,318	18,578
Gestamp (c)	McCalla, AL	Industrial	3Q17	178,000	20	11,396	16,059	5,417	21,476
						12,537	42,730	12,017	55,664
Completed (g) (h)
Leipold	Windsor, CT	Industrial	1Q17	22,704	20	258	3,302	—	3,302
						$12,795	$46,032	$12,017	$58,966
________

(a)	This schedule includes future estimates for which we can give no assurance as to timing or amounts.

(b)	Funding amounts exclude land acquisition costs and capitalized construction interest.

(c)	Rent commences at funding.

(d)	Commitment amounts are based on foreign exchange rate of the Australian dollar at period end.

(e)	Subsequent to March 31, 2017 and through May 9, 2017, these projects were substantially completed.

(f)	We earn interest from this tenant, which is accrued throughout the construction period and deducted from the remaining commitment. Total interest accrued was $0.6 million as of March 31, 2017.

(g)	Completed means project is fully funded and generating rent.

(h)	Total maximum commitment equals total funded through period end.

Investing for the long runTM | 14

W. P. Carey Inc.
Balance Sheets and Capitalization
First Quarter 2017

Investing for the long runTM | 15

W. P. Carey Inc.
Balance Sheets and Capitalization – First Quarter 2017

Consolidated Balance Sheets
In thousands.

	Mar. 31, 2017	Dec. 31, 2016
Assets
Investments in real estate:
Real estate, at cost	$5,209,837	$5,204,126
Operating real estate, at cost	81,783	81,711
Accumulated depreciation	(521,835)	(484,437)
Net investments in properties	4,769,785	4,801,400
Net investments in direct financing leases	688,234	684,059
Assets held for sale (a)	14,764	26,247
Net investments in real estate	5,472,783	5,511,706
Equity investments in the Managed Programs and real estate (b)	312,140	298,893
Cash and cash equivalents	152,834	155,482
Due from affiliates	106,113	299,610
In-place lease and tenant relationship intangible assets (net of accumulated amortization of $346.1 million and $322.1 million, respectively)	805,100	826,113
Goodwill	636,871	635,920
Above-market rent intangible assets (net of accumulated amortization of $225.7 million and $210.9 million, respectively)	407,480	421,456
Other assets, net	304,507	304,774
Total Assets	$8,197,828	$8,453,954

Liabilities and Equity
Liabilities:
Senior Unsecured Notes, net	$2,343,062	$1,807,200
Non-recourse debt, net	1,386,542	1,706,921
Senior Unsecured Credit Facility - Term Loans, net	250,944	249,978
Senior Unsecured Credit Facility - Revolver	192,804	676,715
Accounts payable, accrued expenses and other liabilities	255,754	266,917
Below-market rent and other intangible liabilities (net of accumulated amortization of $43.3 million and $40.6 million, respectively)	119,914	122,203
Deferred income taxes	83,375	90,825
Distributions payable	107,816	107,090
Total liabilities	4,740,211	5,027,849
Redeemable noncontrolling interest	965	965

Equity:
W. P. Carey stockholders' equity:
Preferred stock (none issued)	—	—
Common stock	107	106
Additional paid-in capital	4,400,389	4,399,961
Distributions in excess of accumulated earnings	(945,515)	(894,137)
Deferred compensation obligation	47,266	50,222
Accumulated other comprehensive loss	(246,234)	(254,485)
Total W. P. Carey stockholders' equity	3,256,013	3,301,667
Noncontrolling interests	200,639	123,473
Total equity	3,456,652	3,425,140
Total Liabilities and Equity	$8,197,828	$8,453,954
________

(a)
At March 31, 2017, we had one property classified as Assets held for sale. At December 31, 2016, we had one property classified as Assets held for sale, which was sold during the three months ended March 31, 2017.

(b)
Our equity investments in the Managed Programs totaled $175.3 million and $160.8 million as of March 31, 2017 and December 31, 2016, respectively. Our equity investments in real estate joint ventures totaled $136.8 million and $138.1 million as of March 31, 2017 and December 31, 2016, respectively.

Investing for the long runTM | 16

W. P. Carey Inc.
Balance Sheets and Capitalization – First Quarter 2017

Capitalization
In thousands, except share and per share amounts. As of March 31, 2017.

Description	Shares	Share Price	Market Value
Equity
Common Equity	106,511,052	$62.22	$6,627,118
Preferred Equity			—
Total Equity Market Capitalization			6,627,118

			Outstanding Balance
Pro Rata Debt
Non-Recourse Debt			1,406,972
Senior Unsecured Credit Facility – Term Loan			252,655
Senior Unsecured Credit Facility – Revolver			192,804
Senior Unsecured Notes:
Senior Unsecured Notes (due January 20, 2023)			534,550
Senior Unsecured Notes (due July 19, 2024)			534,550
Senior Unsecured Notes (due April 1, 2024)			500,000
Senior Unsecured Notes (due February 1, 2025)			450,000
Senior Unsecured Notes (due October 1, 2026)			350,000
Total Pro Rata Debt			4,221,531

Total Capitalization			$10,848,649

Investing for the long runTM | 17

W. P. Carey Inc.
Balance Sheets and Capitalization – First Quarter 2017

Debt Overview
Dollars in thousands. Pro rata. As of March 31, 2017.

	Weighted-Average Maturity (Years)	Weighted- Average Interest Rate	Total Outstanding Balance (a) (b)	Percent
Non-Recourse Debt
Fixed	4.5	5.6%	$1,117,290	26.4%
Variable:
Floating	1.6	1.5%	154,877	3.7%
Swapped	3.5	5.1%	118,039	2.8%
Capped	4.3	3.3%	16,766	0.4%
Total Pro Rata Non-Recourse Debt	4.1	5.1%	1,406,972	33.3%

Recourse Debt
Fixed:
Senior Unsecured Notes (due January 20, 2023)	5.8	2.0%	534,550
Senior Unsecured Notes (due July 19, 2024)	7.3	2.3%	534,550
Senior Unsecured Notes (due April 1, 2024)	7.0	4.6%	500,000
Senior Unsecured Notes (due February 1, 2025)	7.9	4.0%	450,000
Senior Unsecured Notes (due October 1, 2026)	9.5	4.3%	350,000
Total Senior Unsecured Notes	7.3	3.3%	2,369,100	56.1%
Variable:
Senior Unsecured Credit Facility – Term Loan (due February 22, 2022) (c)	4.9	1.1%	252,655	6.0%
Senior Unsecured Credit Facility – Revolver (due February 22, 2021) (d)	3.9	1.5%	192,804	4.6%
Total Recourse Debt	6.9	3.0%	2,814,559	66.7%

Total Pro Rata Debt Outstanding (a)	5.9	3.7%	$4,221,531	100.0%
________

(a)	Debt data is presented on a pro rata basis. See the Terms and Definitions section in the Appendix for a description of pro rata.

(b)	Excludes unamortized deferred financing costs totaling $17.5 million and unamortized discount, net totaling $13.0 million as of March 31, 2017.

(c)
We incurred interest at LIBOR plus 1.10% on our Senior Unsecured Credit Facility – Term Loan. In addition, we have availability under our undrawn Senior Unsecured Credit Facility – Delayed Draw Term Loan of $100.0 million as of March 31, 2017.

(d)
Based on the applicable currency, we incurred interest at the London Interbank Offered Rate (LIBOR) or the Euro Interbank Offered Rate (EURIBOR) plus 1.00% on our Senior Unsecured Credit Facility – Revolver. Availability under our Senior Unsecured Credit Facility – Revolver was $1.3 billion as of March 31, 2017.

Investing for the long runTM | 18

W. P. Carey Inc.
Balance Sheets and Capitalization – First Quarter 2017

Debt by Currency
Dollars in thousands. Pro rata. As of March 31, 2017.

	USD		EUR		Other Currencies (a)		Total
	Outstanding Balance (in USD)	Weighted- Average Interest Rate	Outstanding Balance (in USD)	Weighted- Average Interest Rate	Outstanding Balance (in USD)	Weighted- Average Interest Rate	Outstanding Balance (in USD) (b) (c)	Weighted- Average Interest Rate
Non-Recourse Debt
Fixed	$949,336		$140,845		$27,109		$1,117,290
Variable	156,263		133,419		—		289,682
Total Pro Rata Non-Recourse Debt	1,105,599	5.6%	274,264	3.2%	27,109	6.2%	1,406,972	5.1%

Recourse Debt
Fixed:
Senior Unsecured Notes	1,300,000		1,069,100		—		2,369,100
Variable:
Senior Unsecured Credit Facility – Term Loan	—		252,655		—		252,655
Senior Unsecured Credit Facility – Revolver	103,000		89,804		—		192,804
Total Recourse Debt	1,403,000	4.1%	1,411,559	1.9%	—	—%	2,814,559	3.0%

Total Pro Rata Debt Outstanding (b) (c)	$2,508,599	4.8%	$1,685,823	2.1%	$27,109	6.2%	$4,221,531	3.7%
________

(a)	Other currencies include debt denominated in Canadian dollar, British pound sterling, Japanese yen, Malaysian ringgit and Thai baht.

(b)	Debt data is presented on a pro rata basis. See the Terms and Definitions section in the Appendix for a description of pro rata.

(c)	Excludes unamortized deferred financing costs totaling $17.5 million and unamortized discount, net totaling $13.0 million as of March 31, 2017.

Investing for the long runTM | 19

W. P. Carey Inc.
Balance Sheets and Capitalization – First Quarter 2017

Debt Maturity
Dollars in thousands. Pro rata. As of March 31, 2017.

	Real Estate		Debt
	Number of Properties (a)		Weighted- Average Interest Rate		Total Outstanding Balance (b) (c)
Year of Maturity		ABR (a)		Balloon		Percent
Non-Recourse Debt
Remaining 2017	21	$17,327	5.9%	$153,201	$154,910	3.7%
2018	34	39,331	3.8%	216,583	224,741	5.3%
2019	11	17,348	6.1%	51,450	59,633	1.4%
2020	22	46,032	4.8%	216,349	252,168	6.0%
2021	14	24,812	5.5%	105,669	125,722	3.0%
2022	30	42,258	5.1%	201,694	242,175	5.7%
2023	26	36,829	5.2%	91,087	147,415	3.5%
2024	22	20,509	5.9%	3,444	60,881	1.4%
2025	13	13,912	5.0%	46,764	83,008	2.0%
2026	7	9,921	6.6%	18,992	44,916	1.0%
2027	1	2,422	5.8%	—	11,403	0.3%
Total Pro Rata Non-Recourse Debt	201	$270,701	5.1%	$1,105,233	1,406,972	33.3%

Recourse Debt
Senior Unsecured Notes (due January 20, 2023)			2.0%		534,550
Senior Unsecured Notes (due July 19, 2024)			2.3%		534,550
Senior Unsecured Notes (due April 1, 2024)			4.6%		500,000
Senior Unsecured Notes (due February 1, 2025)			4.0%		450,000
Senior Unsecured Notes (due October 1, 2026)			4.3%		350,000
Total Senior Unsecured Notes			3.3%		2,369,100	56.1%
Senior Unsecured Credit Facility – Term Loan (due February 22, 2022) (d)			1.1%		252,655	6.0%
Senior Unsecured Credit Facility – Revolver (due February 22, 2021) (e)			1.5%		192,804	4.6%
Total Recourse Debt			3.0%		2,814,559	66.7%

Total Pro Rata Debt Outstanding			3.7%		$4,221,531	100.0%
________

(a)	Represents the number of properties and ABR associated with the debt that is maturing in each respective year.

(b)
Debt maturity data is presented on a pro rata basis. See the Terms and Definitions section in the Appendix for a description of pro rata. Total outstanding balance includes balloon payments and scheduled amortization for our non-recourse debt.

(c)	Excludes unamortized deferred financing costs totaling $17.5 million and unamortized discount, net totaling $13.0 million as of March 31, 2017.

(d)
We incurred interest at LIBOR plus 1.10% on our Senior Unsecured Credit Facility – Term Loan. In addition, we have availability under our undrawn Senior Unsecured Credit Facility – Delayed Draw Term Loan of $100.0 million as of March 31, 2017.

(e)
Based on the applicable currency, we incurred interest at the LIBOR or the EURIBOR plus 1.00% on our Senior Unsecured Credit Facility – Revolver. Availability under our Senior Unsecured Credit Facility – Revolver was $1.3 billion as of March 31, 2017.

Investing for the long runTM | 20

W. P. Carey Inc.
Balance Sheets and Capitalization – First Quarter 2017

Senior Unsecured Notes
As of March 31, 2017.

Ratings

	Issuer / Corporate		Senior Unsecured Notes
Ratings Agency	Rating	Outlook	Rating	Outlook
Moody's	Baa2	Stable	Baa2	Stable
Standard & Poor's	BBB	Stable	BBB	Stable

Senior Unsecured Note Covenants

The following is a summary of the key financial covenants for the Senior Unsecured Notes, along with our estimated calculations of our compliance with those covenants at the end of the period presented. These ratios are not measures of our liquidity or performance and serve only to demonstrate our ability to incur additional debt, as permitted by the covenants for the Senior Unsecured Notes.

Covenant	Metric	Required	As of March 31, 2017
Limitation on the incurrence of debt	"Total Debt" / "Total Assets"	≤ 60%	44.8%
Limitation on the incurrence of secured debt	"Secured Debt" / "Total Assets"	≤ 40%	14.8%
Limitation on the incurrence of debt based on consolidated EBITDA to annual debt service charge	"Consolidated EBITDA" / "Annual Debt Service Charge"	≥ 1.5x	4.4x
Maintenance of unencumbered asset value	"Unencumbered Assets" / "Total Unsecured Debt"	≥ 150%	195.0%

Investing for the long runTM | 21

W. P. Carey Inc.
Owned Real Estate
First Quarter 2017

Investing for the long runTM | 22

W. P. Carey Inc.
Owned Real Estate Portfolio – First Quarter 2017

Investment Activity – Acquisitions and Dispositions
Dollars in thousands. Pro rata. For the three months ended March 31, 2017.

Acquisitions and Construction Projects Tenant / Lease Guarantor	Property Location(s)	Purchase Price	Closing Date / Asset Completion Date	Property Type(s)	Gross Square Footage
Completed Build-to-Suit, Redevelopment and Expansion Properties
1Q17
Leipold	Windsor, CT	$3,302	Mar-17	Industrial	22,704
Year-to-Date Total Acquisitions and Construction Projects		$3,302			22,704

Dispositions Tenant / Lease Guarantor	Property Location(s)	Gross Sale Price	Closing Date	Property Type(s)	Gross Square Footage
1Q17
Vacant (2 properties) (a) (b)	Espoo, Finland	$28,122	Jan-17	Office	466,483
DuraFiber Technologies (a)	Bad Hersfeld, Germany	24,083	Jan-17	Industrial, Office, Warehouse	858,958
Vacant (a)	Doncaster, United Kingdom	626	Feb-17	Land	N/A
Year-to-Date Total Dispositions		$52,831			1,325,441
________

(a)	Amount reflects the applicable exchange rate on the date of the transaction.

(b)
In January 2017, we transferred ownership of these properties and the related non-recourse mortgage loan to the mortgage lender. Amount represents the carrying value of the mortgage loan on date of transfer, less cash held in escrow that was retained by the mortgage lender.

Investing for the long runTM | 23

W. P. Carey Inc.
Owned Real Estate Portfolio – First Quarter 2017

Joint Ventures
Dollars in thousands. As of March 31, 2017.

Joint Venture or JV (Principal Tenant)	JV Partnership		Consolidated		Pro Rata (a)
	Partner	WPC %	Debt Outstanding (b)	ABR	Debt Outstanding (c)	ABR
Unconsolidated Joint Ventures (Equity Method Investments) (d)
Wanbishi Archives Co. Ltd. (e)	CPA®:17 – Global	3.00%	$23,251	$2,728	$698	$82
C1000 Logistiek Vastgoed B.V. (e)	CPA®:17 – Global	15.00%	69,342	13,142	10,401	1,971
Actebis Peacock GmbH (e)	CPA®:17 – Global	30.00%	—	3,497	—	1,049
Waldaschaff Automotive GmbH and Wagon Automotive Nagold GmbH (e)	CPA®:17 – Global	33.33%	—	3,023	—	1,007
Frontier Spinning Mills, Inc.	CPA®:17 – Global	40.00%	—	5,135	—	2,054
The New York Times Company	CPA®:17 – Global	45.00%	103,231	26,844	46,454	12,080
Total Unconsolidated Joint Ventures			195,824	54,369	57,553	18,243

Consolidated Joint Ventures
Berry Plastics Corporation	CPA®:17 – Global	50.00%	24,000	7,426	12,000	3,713
Tesco PLC (e)	CPA®:17 – Global	51.00%	32,875	6,078	16,766	3,100
Dick’s Sporting Goods, Inc.	CPA®:17 – Global	55.10%	19,314	3,559	10,642	1,961
Hellweg Die Profi-Baumärkte GmbH & Co. KG (e) (f)	CPA®:17 – Global	63.48%	—	30,416	—	19,307
Eroski Sociedad Cooperativa (e)	CPA®:17 – Global	70.00%	—	2,173	—	1,521
Multi-tenant property in Illkirch-Graffens, France (e)	Third party	75.00%	7,093	599	5,320	449
U-Haul Moving Partners, Inc. and Mercury Partners, LP	CPA®:17 – Global	88.46%	—	36,008	—	31,853
McCoy-Rockford, Inc.	Third party	90.00%	3,555	857	3,199	771
Total Consolidated Joint Ventures			86,837	87,116	47,927	62,675
Total Unconsolidated and Consolidated Joint Ventures			$282,661	$141,485	$105,480	$80,918
________

(a)	See the Terms and Definitions section in the Appendix for a description of pro rata.

(b)	Excludes unamortized deferred financing costs totaling $1.0 million and unamortized premium, net totaling $0.5 million as of March 31, 2017.

(c)	Excludes unamortized deferred financing costs totaling $0.3 million and unamortized discount, net totaling $0.6 million as of March 31, 2017.

(d)	Excludes a preferred equity position in a jointly owned investment, Beach House JV, LLC, which did not have debt outstanding or ABR as of March 31, 2017.

(e)	Amounts are based on the applicable exchange rate at the end of the period.

(f)	Excludes certain properties leased to Hellweg Die Profi-Baumärkte GmbH & Co. KG that we consolidate and in which we have a 100% ownership interest.

Investing for the long runTM | 24

W. P. Carey Inc.
Owned Real Estate Portfolio – First Quarter 2017

Top Ten Tenants
In thousands, except percentages. Pro rata. As of March 31, 2017.

Tenant / Lease Guarantor	Property Type	Tenant Industry	Location	Number of Properties	ABR	ABR Percent
Hellweg Die Profi-Baumärkte GmbH & Co. KG (a)	Retail	Retail Stores	Germany	53	$32,840	5.0%
U-Haul Moving Partners Inc. and Mercury Partners, LP	Self Storage	Cargo Transportation, Consumer Services	United States	78	31,853	4.8%
State of Andalucia (a)	Office	Sovereign and Public Finance	Spain	70	25,997	4.0%
Pendragon Plc (a)	Retail	Retail Stores, Consumer Services	United Kingdom	73	20,992	3.2%
Marriott Corporation	Hotel	Hotel, Gaming and Leisure	United States	18	20,065	3.0%
Forterra Building Products (a) (b)	Industrial	Construction and Building	United States and Canada	49	17,002	2.6%
True Value Company	Warehouse	Retail Stores	United States	7	15,680	2.4%
OBI Group (a)	Office, Retail	Retail Stores	Poland	18	14,756	2.2%
UTI Holdings, Inc.	Education Facility	Consumer Services	United States	5	14,359	2.2%
ABC Group Inc. (c)	Industrial, Office, Warehouse	Automotive	Canada, Mexico and United States	14	13,771	2.1%
Total (d)				385	$207,315	31.5%
________

(a)	ABR amounts are subject to fluctuations in foreign currency exchange rates.

(b)	Of the 49 properties leased to Forterra Building Products, 44 are located in the United States and five are located in Canada.

(c)
Of the 14 properties leased to ABC Group Inc., six are located in Canada, four are located in Mexico and four are located in the United States, subject to three master leases all denominated in U.S. dollars.

(d)	See the Terms and Definitions section in the Appendix for a description of pro rata.

Investing for the long runTM | 25

W. P. Carey Inc.
Owned Real Estate Portfolio – First Quarter 2017

Diversification by Property Type
In thousands, except percentages. Pro rata. As of March 31, 2017.

	Total Net-Lease Portfolio				Unencumbered Net-Lease Portfolio (a)
Property Type	ABR	ABR Percent	Square Footage (b)	Sq. ft. Percent	ABR	ABR Percent	Square Footage (b)	Sq. ft. Percent
U.S.
Industrial	$137,690	21.0%	28,268	32.7%	$71,439	18.4%	15,618	29.0%
Office	103,736	15.8%	6,273	7.2%	39,620	10.3%	2,844	5.3%
Retail	27,290	4.2%	2,211	2.6%	10,437	2.7%	1,002	1.9%
Warehouse	72,627	11.0%	14,530	16.8%	33,329	8.6%	6,997	13.0%
Self Storage	31,853	4.8%	3,536	4.1%	31,853	8.2%	3,535	6.6%
Other (c)	66,758	10.2%	4,333	5.0%	26,898	7.0%	1,655	3.0%
U.S. Total	439,954	67.0%	59,151	68.4%	213,576	55.2%	31,651	58.8%

International
Industrial	59,420	9.0%	11,181	12.9%	56,242	14.6%	10,580	19.7%
Office	59,668	9.1%	4,826	5.5%	44,219	11.4%	3,891	7.2%
Retail	76,822	11.7%	7,614	8.8%	62,216	16.1%	5,807	10.8%
Warehouse	21,338	3.2%	3,791	4.4%	10,248	2.7%	1,862	3.5%
Self Storage	—	—%	—	—%	—	—%	—	—%
Other	—	—%	—	—%	—	—%	—	—%
International Total	217,248	33.0%	27,412	31.6%	172,925	44.8%	22,140	41.2%

Total
Industrial	197,110	30.0%	39,449	45.6%	127,681	33.0%	26,198	48.7%
Office	163,404	24.9%	11,099	12.7%	83,839	21.7%	6,735	12.5%
Retail	104,112	15.9%	9,825	11.4%	72,653	18.8%	6,809	12.7%
Warehouse	93,965	14.2%	18,321	21.2%	43,577	11.3%	8,859	16.5%
Self Storage	31,853	4.8%	3,536	4.1%	31,853	8.2%	3,535	6.6%
Other (c)	66,758	10.2%	4,333	5.0%	26,898	7.0%	1,655	3.0%
Total (d)	$657,202	100.0%	86,563	100.0%	$386,501	100.0%	53,791	100.0%
________

(a)	Represents properties unencumbered by non-recourse mortgage debt.

(b)	Includes square footage for vacant properties.

(c)	Includes ABR from tenants with the following property types: education facility, hotel, theater, fitness facility and net-lease student housing.

(d)	See the Terms and Definitions section in the Appendix for a description of pro rata.

Investing for the long runTM | 26

W. P. Carey Inc.
Owned Real Estate Portfolio – First Quarter 2017

Diversification by Tenant Industry
In thousands, except percentages. Pro rata. As of March 31, 2017.

	Total Net-Lease Portfolio				Unencumbered Net-Lease Portfolio (a)
Industry Type	ABR	ABR Percent	Square Footage	Sq. ft. Percent	ABR	ABR Percent	Square Footage	Sq. ft. Percent
Retail Stores (b)	$112,882	17.2%	14,961	17.3%	$61,443	15.9%	6,972	13.0%
Consumer Services	68,775	10.5%	5,565	6.4%	49,637	12.8%	4,137	7.7%
Automotive	52,608	8.0%	8,864	10.2%	45,472	11.8%	7,617	14.2%
Sovereign and Public Finance	38,785	5.9%	3,408	3.9%	29,408	7.6%	3,000	5.6%
Construction and Building	36,012	5.5%	8,142	9.4%	24,585	6.4%	6,170	11.5%
Hotel, Gaming and Leisure	34,922	5.3%	2,254	2.6%	14,179	3.7%	995	1.8%
Beverage, Food and Tobacco	29,958	4.6%	6,680	7.7%	23,192	6.0%	5,889	10.9%
Cargo Transportation	27,867	4.2%	3,860	4.5%	21,471	5.6%	3,423	6.4%
Media: Advertising, Printing and Publishing	27,708	4.2%	1,694	2.0%	5,787	1.5%	655	1.2%
Healthcare and Pharmaceuticals	27,613	4.2%	1,988	2.3%	9,958	2.6%	750	1.4%
Containers, Packaging and Glass	26,785	4.1%	5,325	6.1%	7,526	1.9%	1,556	2.9%
High Tech Industries	26,081	4.0%	2,438	2.8%	16,035	4.1%	1,386	2.6%
Capital Equipment	23,166	3.5%	4,037	4.7%	17,355	4.5%	2,800	5.2%
Wholesale	14,666	2.2%	2,807	3.2%	4,455	1.2%	740	1.4%
Business Services	14,170	2.2%	1,730	2.0%	9,933	2.6%	1,468	2.7%
Durable Consumer Goods	11,098	1.7%	2,486	2.9%	1,329	0.3%	370	0.7%
Aerospace and Defense	10,752	1.6%	1,183	1.4%	6,304	1.6%	788	1.4%
Grocery	10,627	1.6%	1,260	1.5%	4,766	1.2%	421	0.8%
Chemicals, Plastics and Rubber	9,242	1.4%	1,108	1.3%	1,911	0.5%	245	0.5%
Metals and Mining	8,953	1.4%	1,341	1.5%	3,427	0.9%	772	1.4%
Oil and Gas	8,187	1.2%	368	0.4%	8,187	2.1%	368	0.7%
Non-Durable Consumer Goods	7,724	1.2%	1,883	2.2%	4,780	1.2%	1,319	2.4%
Telecommunications	7,358	1.1%	447	0.5%	3,155	0.8%	167	0.3%
Banking	7,280	1.1%	596	0.7%	—	—%	—	—%
Other (c)	13,983	2.1%	2,138	2.5%	12,206	3.2%	1,783	3.3%
Total (d)	$657,202	100.0%	86,563	100.0%	$386,501	100.0%	53,791	100.0%
________

(a)	Represents properties unencumbered by non-recourse mortgage debt.

(b)	Includes automotive dealerships.

(c)
Includes ABR from tenants in the following industries: insurance, electricity, media: broadcasting and subscription, forest products and paper and environmental industries. Also includes square footage for vacant properties.

(d)	See the Terms and Definitions section in the Appendix for a description of pro rata.

Investing for the long runTM | 27

W. P. Carey Inc.
Owned Real Estate Portfolio – First Quarter 2017

Diversification by Geography
In thousands, except percentages. Pro rata. As of March 31, 2017.

	Total Net-Lease Portfolio				Unencumbered Net-Lease Portfolio (a)
Region	ABR	ABR Percent	Square Footage (b)	Sq. ft. Percent	ABR	ABR Percent	Square Footage (b)	Sq. ft. Percent
U.S.
South
Texas	$56,151	8.5%	8,217	9.5%	$30,590	7.9%	5,020	9.3%
Florida	27,937	4.3%	2,600	3.0%	24,803	6.4%	2,344	4.4%
Georgia	20,543	3.1%	3,293	3.8%	11,838	3.1%	2,087	3.9%
Tennessee	15,524	2.4%	2,306	2.7%	5,212	1.3%	1,205	2.2%
Other (c)	9,790	1.5%	1,988	2.3%	8,638	2.2%	1,750	3.2%
Total South	129,945	19.8%	18,404	21.3%	81,081	20.9%	12,406	23.0%

East
North Carolina	19,769	3.0%	4,518	5.2%	12,529	3.2%	3,224	6.0%
Pennsylvania	18,638	2.9%	2,525	2.9%	7,473	1.9%	1,477	2.7%
New Jersey	18,516	2.8%	1,097	1.3%	8,288	2.1%	601	1.1%
New York	18,063	2.8%	1,178	1.4%	758	0.2%	66	0.1%
Massachusetts	15,066	2.3%	1,390	1.6%	11,028	2.9%	1,163	2.2%
Virginia	8,048	1.2%	1,093	1.3%	4,929	1.3%	413	0.8%
Connecticut	6,757	1.0%	1,135	1.3%	1,941	0.5%	251	0.5%
Other (c)	17,584	2.7%	3,782	4.4%	5,781	1.5%	1,324	2.5%
Total East	122,441	18.7%	16,718	19.4%	52,727	13.6%	8,519	15.9%

West
California	42,224	6.4%	3,303	3.8%	10,026	2.6%	1,235	2.3%
Arizona	26,721	4.1%	3,049	3.5%	8,348	2.2%	685	1.3%
Colorado	10,816	1.7%	1,268	1.5%	6,174	1.6%	509	0.9%
Utah	6,798	1.0%	920	1.1%	2,671	0.7%	477	0.9%
Other (c)	19,515	3.0%	2,322	2.7%	11,542	3.0%	1,321	2.5%
Total West	106,074	16.2%	10,862	12.6%	38,761	10.1%	4,227	7.9%

Midwest
Illinois	21,195	3.2%	3,246	3.7%	7,634	2.0%	1,678	3.1%
Michigan	12,015	1.8%	1,396	1.6%	12,015	3.1%	1,396	2.6%
Indiana	9,282	1.4%	1,418	1.6%	3,159	0.8%	433	0.8%
Ohio	8,425	1.3%	1,911	2.2%	4,518	1.2%	1,048	1.9%
Minnesota	6,869	1.0%	811	0.9%	4,227	1.1%	415	0.8%
Missouri	6,580	1.0%	1,305	1.5%	3,160	0.8%	324	0.6%
Other (c)	17,128	2.6%	3,080	3.6%	6,294	1.6%	1,205	2.2%
Total Midwest	81,494	12.3%	13,167	15.1%	41,007	10.6%	6,499	12.0%
U.S. Total	439,954	67.0%	59,151	68.4%	213,576	55.2%	31,651	58.8%

International
Germany	54,644	8.3%	6,272	7.2%	51,560	13.3%	6,060	11.3%
United Kingdom	32,270	4.9%	2,569	3.0%	30,350	7.9%	2,356	4.4%
Spain	27,518	4.2%	2,927	3.4%	27,518	7.1%	2,927	5.4%
Poland	16,569	2.5%	2,189	2.5%	1,814	0.5%	362	0.7%
The Netherlands	13,867	2.1%	2,233	2.6%	10,939	2.8%	1,792	3.3%
France	13,458	2.0%	1,338	1.5%	5,828	1.5%	1,024	1.9%
Canada	12,267	1.9%	2,196	2.5%	12,267	3.2%	2,196	4.1%
Australia	11,819	1.8%	3,160	3.7%	11,819	3.1%	3,160	5.9%
Finland	11,655	1.8%	1,121	1.3%	6,705	1.7%	640	1.2%
Other (d)	23,181	3.5%	3,407	3.9%	14,125	3.7%	1,623	3.0%
International Total	217,248	33.0%	27,412	31.6%	172,925	44.8%	22,140	41.2%
Total (e)	$657,202	100.0%	86,563	100.0%	$386,501	100.0%	53,791	100.0%
________

Investing for the long runTM | 28

W. P. Carey Inc.
Owned Real Estate Portfolio – First Quarter 2017

(a)	Represents properties unencumbered by non-recourse mortgage debt.

(b)	Includes square footage for vacant properties.

(c)
Other properties within South include assets in Louisiana, Alabama, Arkansas, Mississippi and Oklahoma. Other properties within East include assets in Kentucky, South Carolina, Maryland, New Hampshire and West Virginia. Other properties within West include assets in Washington, Nevada, Oregon, New Mexico, Wyoming, Alaska and Montana. Other properties within Midwest include assets in Kansas, Nebraska, Wisconsin, Iowa, South Dakota and North Dakota.

(d)	Includes assets in Norway, Thailand, Mexico, Hungary, Austria, Sweden, Belgium, Malaysia and Japan.

(e)	See the Terms and Definitions section in the Appendix for a description of pro rata.

Investing for the long runTM | 29

W. P. Carey Inc.
Owned Real Estate Portfolio – First Quarter 2017

Contractual Rent Increases
In thousands, except percentages. Pro rata. As of March 31, 2017.

	Total Net-Lease Portfolio				Unencumbered Net-Lease Portfolio (a)
Rent Adjustment Measure	ABR	ABR Percent	Square Footage	Sq. ft. Percent	ABR	ABR Percent	Square Footage	Sq. ft. Percent
(Uncapped) CPI	$274,023	41.7%	34,744	40.1%	$176,222	45.6%	21,512	40.0%
Fixed	176,073	26.8%	24,742	28.6%	97,442	25.2%	14,974	27.8%
CPI-based	172,340	26.2%	23,665	27.3%	101,049	26.1%	15,634	29.1%
Other (b)	28,097	4.3%	1,981	2.3%	9,494	2.5%	835	1.5%
None	6,669	1.0%	612	0.7%	2,294	0.6%	253	0.5%
Vacant	—	—%	819	1.0%	—	—%	583	1.1%
Total (c)	$657,202	100.0%	86,563	100.0%	$386,501	100.0%	53,791	100.0%
________

(a)	Represents properties unencumbered by non-recourse mortgage debt.

(b)	Represents leases attributable to percentage rent.

(c)	See the Terms and Definitions section in the Appendix for a description of pro rata.

Investing for the long runTM | 30

W. P. Carey Inc.
Owned Real Estate Portfolio – First Quarter 2017

Same Store Analysis
Dollars in thousands. Pro rata.

Same store portfolio includes leases that were continuously in place during the period from March 31, 2016 to March 31, 2017. Excludes leases for properties that were acquired, sold or vacated, or were subject to lease renewals, extensions or modifications at any time that affected ABR during that period. For purposes of comparability, ABR is presented on a constant currency basis using exchange rates as of March 31, 2017.

	ABR			Percent
Property Type	As of March 31, 2017	As of March 31, 2016	Increase	Increase
Industrial	$158,163	$156,427	$1,736	1.1%
Office	153,163	151,008	2,155	1.4%
Retail	102,281	101,052	1,229	1.2%
Warehouse	87,738	85,912	1,826	2.1%
Self Storage	31,853	31,853	—	—%
Other (a)	51,623	50,657	966	1.9%
Total	$584,821	$576,909	$7,912	1.4%

Rent Adjustment Measure
(Uncapped) CPI	$256,194	$254,076	$2,118	0.8%
CPI-based	149,653	147,494	2,159	1.5%
Fixed	144,598	140,991	3,607	2.6%
Other (b)	27,887	27,859	28	0.1%
None	6,489	6,489	—	—%
Total	$584,821	$576,909	$7,912	1.4%

Geography
U.S.	$383,535	$377,703	$5,832	1.5%
Europe	185,418	183,608	1,810	1.0%
Other International (c)	15,868	15,598	270	1.7%
Total	$584,821	$576,909	$7,912	1.4%

Same Store Portfolio Summary
Number of properties	809
Square footage (in thousands)	74,036
________

(a)	Includes ABR from tenants with the following property types: education facility, hotel, theater, fitness facility and net-lease student housing.

(b)	Represents leases attributable to percentage rent.

(c)	Includes assets in Norway, Thailand, Mexico, Hungary, Austria, Sweden, Belgium, Malaysia and Japan.

Investing for the long runTM | 31

W. P. Carey Inc.
Owned Real Estate Portfolio – First Quarter 2017

Leasing Activity
For the three months ended March 31, 2017, except ABR. Pro rata.

Lease Renewals and Extensions						Expected Tenant Improvements/Leasing Commissions ($’000s)
			ABR
Property Type	Square Feet	Number of Leases	Prior Lease ($’000s)	New Lease ($'000s) (a)	Releasing Spread		Incremental Lease Term
Industrial	1,002,953	5	$4,433	$3,855	(13.0)%	$1,931	7.8 years
Office	36,850	1	190	195	2.5%	—	3 years
Retail	35,601	1	239	239	—%	—	5 years
Warehouse	229,950	1	575	593	3.2%	—	1 year
Self Storage	—	—	—	—	—%	—	N/A
Other	—	—	—	—	—%	—	N/A
Total / Weighted Average (b)	1,305,354	8	$5,437	$4,882	(10.2)%	$1,931	6.6 years

Q1 Summary
Prior Lease ABR (% of Total Portfolio)			0.8%

New Leases				Expected Tenant Improvements/Leasing Commissions ($’000s)
ABR
Property Type	Square Feet	Number of Leases	New Lease ($'000s) (a)		New Lease Term
Industrial	—	—	$—	$—	N/A
Office	105,584	1	1,736	6,076	10.9 years
Retail	—	—	—	—	N/A
Warehouse	—	—	—	—	N/A
Self Storage	—	—	—	—	N/A
Other	—	—	—	—	N/A
Total / Weighted Average (c)	105,584	1	$1,736	$6,076	10.9 years
________

(a)	New Lease amounts are based on in-place rents at time of lease commencement and exclude any free rent periods.

(b)	Weighted average refers to the incremental lease term.

(c)	Weighted average refers to the new lease term.

Investing for the long runTM | 32

W. P. Carey Inc.
Owned Real Estate Portfolio – First Quarter 2017

Lease Expirations – Total Net-Lease Portfolio
In thousands, except percentages and number of leases. Pro rata. As of March 31, 2017.

Year of Lease Expiration (a)	Number of Leases Expiring	ABR	ABR Percent	Square Footage	Sq. ft. Percent
Remaining 2017 (b)	7	$7,031	1.1%	1,159	1.3%
2018 (c)	10	10,637	1.6%	1,400	1.6%
2019	23	30,670	4.7%	3,375	3.9%
2020	25	34,972	5.3%	3,537	4.1%
2021	80	40,915	6.2%	6,376	7.4%
2022	40	67,137	10.2%	8,767	10.1%
2023	18	39,899	6.1%	5,641	6.5%
2024	43	92,099	14.0%	11,441	13.2%
2025	44	33,348	5.1%	3,656	4.2%
2026	24	21,603	3.3%	3,275	3.8%
2027	26	41,178	6.3%	6,052	7.0%
2028	9	18,758	2.8%	2,166	2.5%
2029	11	19,426	3.0%	2,897	3.4%
2030	11	46,943	7.1%	4,804	5.6%
Thereafter (>2030)	87	152,586	23.2%	21,198	24.5%
Vacant	—	—	—%	819	0.9%
Total (c)	458	$657,202	100.0%	86,563	100.0%

________

(a)	Assumes tenant does not exercise any renewal option.

(b)	One month-to-month lease with ABR of $0.1 million is included in 2017 ABR.

(c)	See the Terms and Definitions section in the Appendix for a description of pro rata.

Investing for the long runTM | 33

W. P. Carey Inc.
Owned Real Estate Portfolio – First Quarter 2017

Lease Expirations – Unencumbered Net-Lease Portfolio
In thousands, except percentages and number of leases. Pro rata. As of March 31, 2017.

Year of Lease Expiration (a)	Number of Leases Expiring	ABR	ABR Percent	Square Footage	Sq. ft. Percent
Remaining 2017	3	$2,157	0.6%	210	0.4%
2018	9	8,511	2.2%	920	1.7%
2019	11	6,762	1.7%	1,145	2.1%
2020	14	15,121	3.9%	1,958	3.6%
2021	70	23,103	6.0%	4,256	7.9%
2022	22	17,717	4.6%	2,829	5.3%
2023	11	10,526	2.7%	2,097	3.9%
2024	15	46,942	12.1%	6,122	11.4%
2025	34	22,711	5.9%	2,168	4.0%
2026	12	13,921	3.6%	2,087	3.9%
2027	16	21,455	5.6%	3,116	5.8%
2028	6	7,873	2.0%	1,268	2.4%
2029	9	17,860	4.6%	2,547	4.7%
2030	7	40,097	10.4%	4,177	7.8%
Thereafter (>2030)	75	131,745	34.1%	18,308	34.0%
Vacant	—	—	—%	583	1.1%
Total (b) (c)	314	$386,501	100.0%	53,791	100.0%

________

(a)	Assumes tenant does not exercise any renewal option.

(b)	See the Terms and Definitions section in the Appendix for a description of pro rata.

(c)	Represents properties unencumbered by non-recourse mortgage debt.

Investing for the long runTM | 34

W. P. Carey Inc.
Investment Management
First Quarter 2017

Investing for the long runTM | 35

W. P. Carey Inc.
Investment Management – First Quarter 2017

Selected Information – Managed Programs
Dollars and square footage in thousands. As of or for the three months ended March 31, 2017.

	Managed Programs
	CPA®:17 – Global	CPA®:18 – Global	CWI 1	CWI 2	CCIF	CESH I
General
Year established	2007	2013	2010	2015	2015	2016
Total AUM (a) (b)	$5,789,018	$2,215,556	$2,924,767	$1,586,565	$378,333	$102,368

Portfolio
Investment type	Net lease / Diversified REIT	Net lease / Diversified REIT	Lodging REIT	Lodging REIT	BDC	Student Housing
Number of net-leased properties	394	59	N/A	N/A	N/A	N/A
Number of operating properties	38	78	32	10	N/A	5
Number of tenants – net-leased properties (c)	118	103	N/A	N/A	N/A	N/A
Square footage (c)	45,546	16,400	6,580	2,877	N/A	N/A
Occupancy (d)	99.8%	100.0%	73.9%	77.8%	N/A	N/A
Acquisitions – first quarter	$11,463	$56,181	$—	$—	N/A	$43,321
Dispositions – first quarter	133,314	—	33,000	—	N/A	—

Balance Sheet (Book Value)
Total assets	$4,596,745	$2,220,236	$2,439,615	$1,526,256	$382,199	$103,429
Total debt	1,979,407	1,180,959	1,424,593	715,059	124,623	1,494
Total debt / total assets	43.1%	53.2%	58.4%	46.9%	32.6%	1.4%

Investor Capital
Gross offering proceeds – first quarter (e)	N/A	N/A	N/A	$205,582	$57,847	$320
Status	Closed	Closed	Closed	Open	Open	Open
Amount raised:
Initial offering (e)	$1,537,187	$1,243,518	$575,810	$821,918	$182,940	$113,157
Follow-on offering (e)	1,347,280	N/A	577,358	N/A	N/A	N/A
________

(a)	Represents estimated value of real estate assets plus cash and cash equivalents, less distributions payable for the Managed REITs and fair value of investments plus cash for CCIF and CESH I.

(b)	CCIF Total AUM includes $50.0 million of initial investment, including $25.0 million made by W. P. Carey Inc.

(c)	For CPA®:17 – Global and CPA®:18 – Global, excludes operating properties. For CESH I, the investments are build-to-suit projects, and gross square footage cannot be determined at this time.

(d)
Represents occupancy for net-leased properties for CPA®:17 – Global and single-tenant net-leased properties for CPA®:18 – Global. Represents occupancy for hotels owned by CWI 1 and CWI 2 for the three months ended March 31, 2017. Occupancy for CPA®:17 – Global's 37 self-storage properties was 93.6% as of March 31, 2017. Occupancy for CPA®:18 – Global's 69 self-storage properties and nine multi-family properties was 91.5% and 94.9%, respectively, as of March 31, 2017. CPA®:18 – Global’s multi-tenant net-leased properties had an occupancy of 97.0% and square footage of 0.4 million.

(e)
Excludes distribution reinvestment plan proceeds. Net distribution reinvestment plan proceeds for the three months ended March 31, 2017 were $14.5 million for CPA®:17 – Global, $8.4 million for CPA®:18 – Global, $11.5 million for CWI 1 and $4.5 million for CWI 2.

Investing for the long runTM | 36

W. P. Carey Inc.
Investment Management – First Quarter 2017

Managed Programs Fee Summary
Dollars in thousands. For the three months ended March 31, 2017.

	Managed Programs
	CPA®:17 – Global	CPA®:18 – Global	CWI 1	CWI 2	CCIF (a)	CESH I (b)	Total
Year established	2007	2013	2010	2015	2015	2016
Status	Closed	Closed	Closed	Open	Open	Open

1. Structuring Fees
Structuring fee, gross (% of total aggregate cost)	4.50% (c)	4.50% (c)	2.50%	2.50%	N/A	2.00%
Net of subadvisor fees (d)	4.50%	4.50%	2.00%	1.875%	N/A	2.00%
Gross acquisition volume - first quarter	$11,463	$56,181	$—	$—	N/A	$43,321	$110,965
Structuring revenue - first quarter	$461	$2,477	$—	$17	N/A	$879	$3,834

2. Asset Management Fees
Asset management fee, gross (% of average AUM, per annum)	0.50% (e)	0.50% (e)	0.50% (e)	0.55% (e)	1.75% - 2.00% (f)	1.00% (g)
Net of subadvisor fees (d)	0.50%	0.50%	0.40%	0.41%	0.875% - 1.00%	1.00%
Total AUM - current quarter	$5,789,018	$2,215,556	$2,924,767	$1,586,565	$378,333	$102,368	$12,996,607
Total AUM - prior quarter	$5,963,841	$2,226,514	$2,884,695	$1,396,309	$301,252	$102,196	$12,874,807
Average AUM	$5,876,430	$2,221,035	$2,904,731	$1,491,437	$339,793	$102,282	$12,935,707
Asset management revenue - first quarter	$7,325	$2,709	$3,614	$1,945	$1,669	$105	$17,367

3. Operating Partnership Interests (h)
Operating partnership interests, gross (% of Available Cash)	10.00%	10.00%	10.00%	10.00%	N/A	N/A
Net of subadvisor fees (d)	10.00%	10.00%	8.00%	7.50%	N/A	N/A
Equity in earnings of equity method investments in the Managed Programs and real estate (profits interest) - first quarter	$6,810	$1,675	$1,701	$1,607	N/A	N/A	$11,793

4. Distribution Fees / Expenses
Dealer manager fee	We receive a dealer manager fee for the sale of shares in the Managed Programs, a portion of which may be re-allowed to selected broker dealers.
Selling commission	We receive selling commissions for the sale of shares in the Managed Programs, which are re-allowed to selected broker dealers.
Distribution and shareholder servicing fee
We receive an annual distribution and shareholder servicing fee in connection with shares of CPA®:18 – Global’s Class C common stock, CWI 2’s Class T common stock, CCIF 2016 T’s common shares and CCIF 2018 T’s common shares, which may be re-allowed to selected broker dealers.

Dealer manager fees received (revenues) - first quarter	$—	$—	$—	$2,492	$795	$5	$3,325	(i)
Dealer manager fees paid and expenses (operating) - first quarter	—	—	—	2,481	813	—	3,294
Net impact of dealer manager fees and expenses - first quarter	$—	$—	$—	$11	$(18)	$5	$31	(i)
________

(a)
In addition to the fees shown, we may earn incentive fees on income and capital gains. Incentive fees on income are paid quarterly, if earned, and are calculated as the sum of (i) 100% of quarterly pre-incentive fee net investment income in excess of 1.875% of average adjusted capital up to a limit of 2.344% of average adjusted capital and (ii) 20% of pre-incentive fee net investment income in excess of 2.344% of average adjusted capital. The incentive fee on capital gains is paid annually, if earned, and is equal to 20% of realized capital gains on a cumulative basis from inception, net of (i) all realized capital losses and unrealized depreciation on a cumulative basis from inception and (ii) the aggregate amount, if any, of previously paid incentive fees on capital gains.

(b)
In addition to the fees shown, and in lieu of reimbursing us for organization and offering costs, we receive limited partnership units of CESH I equal to 2.5% of gross offering proceeds. For the three months ended March 31, 2017, this other advisory revenue was less than $0.1 million. We may also receive distributions from CESH I upon liquidation of the fund in an amount potentially equal to 20% of available cash after the limited partners have received certain cumulative distributions.

(c)
Comprised of an initial acquisition fee (generally 2.50% of the total aggregate cost of net-leased properties) paid when the transaction is completed and a subordinated acquisition fee (generally 2.00% of the total aggregate cost of net-leased properties) paid in annual installments over three years, provided certain performance criterion are met. The acquisition fee for other properties is generally 1.75% of the total aggregate cost.

Investing for the long runTM | 37

W. P. Carey Inc.
Investment Management – First Quarter 2017

(d)
The subadvisors for CWI 1, CWI 2, and CCIF earn a percentage of gross fees recorded, which are expenses for us and are recorded as Subadvisor fees in our consolidated statements of income. The amounts paid to the subadvisors are the difference between gross and net fees.

(e)
Based on average market value of assets. Under the terms of the respective advisory agreements of the Managed REITs, we may elect to receive cash or shares of CWI 1 and CWI 2’s stock for asset management fees due, while the CPA® REITs have an option to pay asset management fees in cash or shares upon our recommendation. Asset management fees are recorded in Asset management revenue in our consolidated financial statements.

(f)
Based on average of gross assets at the end of the two most recently completed calendar months. Management fees are incurred at 2.00% on portion of assets below $1.0 billion; 1.875% on portion of assets between $1.0 billion and $2.0 billion; and 1.75% on portion of assets above $2.0 billion.

(g)	Based on gross assets at fair value.

(h)
Available Cash means cash generated by operating partnership operations and investments, excluding cash from sales and refinancings, after the payment of debt service and other operating expenses, but before distributions to partners. Recorded in Equity in earnings of equity method investments in the Managed Programs and real estate in our consolidated financial statements.

(i)	Total dealer manager fees received includes approximately $33,000 representing an immaterial true-up from a prior quarter’s activity.

Investing for the long runTM | 38

W. P. Carey Inc.
Investment Management – First Quarter 2017

Investment Activity – Managed Programs
Dollars in thousands. Pro rata. For the three months ended March 31, 2017.

Acquisitions – Net-Leased Properties						Gross Square Footage
Portfolio(s)	Tenant / Lease Guarantor	Property Location(s)	Purchase Price	Closing Date	Property Type(s)
1Q17
CPA®:17 – Global	Angus Chemical	Buffalo Grove, IL	$11,463	Feb-17	Office	62,201
CPA®:18 – Global (90%)	Board of Regents, State of Iowa	Iowa City, IA	7,342	Mar-17	Warehouse	140,917
Year-to-Date Total Acquisitions – Net-Leased Properties			18,805			203,118

Acquisitions – Self-Storage
Portfolio(s)	Property Location(s)	Purchase Price (a)	Closing Date
1Q17
CPA®:18 – Global (a) (b)	Toronto, Canada	17,634	Jan-17
Year-to-Date Total Acquisitions – Self-Storage Properties		17,634

Acquisitions – Student Housing
Portfolio(s)	Property Location(s)	Purchase Price	Closing Date
1Q17
CPA®:18 – Global (97%) (a) (b)	Portsmouth, United Kingdom	1,273	Jan-17
CPA®:18 – Global (94.5%) (a) (b)	Cardiff, United Kingdom	29,932	Jan-17
CESH I (a) (b)	Madrid, Spain	16,045	Feb-17
CESH I (a) (b)	Lisbon, Portugal	27,276	Mar-17
Year-to-Date Total Acquisitions – Student Housing		74,526

		$110,965

Dispositions
Portfolio(s)	Property Location(s)	Gross Sale Price	Closing Date
1Q17
CPA®:17 – Global (land sale) (b)	Luton, United Kingdom	$314	Jan-17
CWI 1 (3 properties)	Birmingham, AL; Baton Rouge, LA; and Frisco, TX	33,000	Feb-17
CPA®:17 – Global	Houston, TX	15,500	Mar-17
CPA®:17 – Global	Orlando, FL	117,500	Mar-17
Year-to-Date Total Dispositions		$166,314
________

(a)	Acquisition includes a build-to-suit transaction. Purchase price represents total commitment for build-to-suit funding. Gross square footage cannot be determined at this time.

(b)	Amount reflects the applicable exchange rate on the date of the transaction.

Investing for the long runTM | 39

W. P. Carey Inc.
Appendix
First Quarter 2017

Investing for the long runTM | 40

W. P. Carey Inc.
Appendix – First Quarter 2017

Normalized Pro Rata Cash Net Operating Income (NOI)
In thousands. From real estate.

Three Months Ended Mar. 31, 2017
Consolidated Lease Revenues
Total lease revenues – as reported	$155,781
Less: Consolidated Non-Reimbursable Property Expenses
Non-reimbursable property expenses – as reported	4,695
151,086

Plus: NOI from Operating Properties
Hotels NOI	1,565

152,651

Adjustments for Pro Rata Ownership of Real Estate Joint Ventures:
Add: Pro rata share of NOI from equity investments	4,680
Less: Pro rata share of NOI attributable to noncontrolling interests	(5,557)
(877)

151,774

Adjustments for Pro Rata Non-Cash Items:
Add: Above- and below-market rent intangible lease amortization	11,923
Less: Straight-line rent amortization	(3,555)
Add: Other non-cash items	148
8,516

Pro Rata Cash NOI (a)	160,290

Adjustment to normalize for intra-period dispositions (b)	(228)

Normalized Pro Rata Cash NOI (a)	$160,062
________

(a)
Pro rata cash NOI and normalized pro rata cash NOI are non-GAAP measures. See the Terms and Definitions section that follows for a description of our non-GAAP measures and for details on how pro rata cash NOI and normalized pro rata cash NOI are calculated.

(b)	For properties disposed of during the three months ended March 31, 2017, the adjustment eliminates our pro rata share of cash NOI for the period.

Investing for the long runTM | 41

W. P. Carey Inc.
Appendix – First Quarter 2017

Reconciliation of Net Income to Adjusted EBITDA, Consolidated – Last Five Quarters
In thousands.

	Three Months Ended
	Mar. 31, 2017	Dec. 31, 2016	Sep. 30, 2016	Jun. 30, 2016	Mar. 31, 2016
Net income attributable to W. P. Carey	$57,484	$47,704	$110,943	$51,661	$57,439

Adjustments to Derive Consolidated EBITDA
Depreciation and amortization	62,430	62,675	62,802	66,581	84,452
Interest expense	41,957	43,913	44,349	46,752	48,395
(Benefit from) provision for income taxes	(1,305)	7,826	3,154	(8,217)	525
EBITDA (a)	160,566	162,118	221,248	156,777	190,811

Adjustments to Derive Adjusted EBITDA
Adjustments for Non-Cash Items:
Above- and below-market rent intangible and straight-line rent adjustments	8,828	8,154	7,927	9,908	(3,409)
Stock-based compensation expense	6,910	3,051	4,356	4,001	6,607
Unrealized losses (gains) (b)	2,639	4,719	(2,760)	536	(3,274)
Impairment charges	—	9,433	14,441	35,429	—
Allowance for credit losses	—	—	—	—	7,064
	18,377	25,357	23,964	49,874	6,988
Adjustments for Non-Core Items: (c)
Loss (gain) on extinguishment of debt	912	224	2,072	(112)	1,925
Property acquisition and other expenses (d)	73	18	—	146	5,650
Gain on sale of real estate, net	(10)	(3,248)	(49,126)	(18,282)	(662)
Restructuring and other compensation (e)	—	—	—	452	11,473
Merger income	—	—	—	(353)	(84)
Other (f)	253	736	523	2,439	(25,407)
	1,228	(2,270)	(46,531)	(15,710)	(7,105)
Adjustments for Pro Rata Ownership
Real Estate Joint Ventures: (g)
Add: Pro rata share of adjustments for equity investments	2,376	1,387	1,795	1,781	1,714
Less: Pro rata share of adjustments for amounts attributable to noncontrolling interests	(3,941)	(5,736)	(5,363)	(5,225)	(3,180)
	(1,565)	(4,349)	(3,568)	(3,444)	(1,466)
Adjustments for Equity Investments in the Managed Programs: (h)
Add: Distributions received from equity investments in the Managed Programs	2,809	2,496	2,773	(321)	4,939
Less: Income from equity investments in the Managed Programs	(1,674)	(30)	(2,716)	(3,069)	(873)
	1,135	2,466	57	(3,390)	4,066

Adjusted EBITDA (a)	$179,741	$183,322	$195,170	$184,107	$193,294
________

(a)	EBITDA and adjusted EBITDA are non-GAAP measures. See the Terms and Definitions section that follows for a description of our non-GAAP measures.

(b)	Comprised of gains and losses on interest rate derivatives and gains and losses on foreign currency.

(c)
Comprised of items that we do not consider to be part of our core operating business plan or representative of our overall long-term operating performance, based on a number of factors, including the nature of the item and/or the frequency with which it occurs. We believe that these adjustments provide a more representative view of EBITDA from our core operating business and allow for more meaningful comparisons.

(d)
Amounts for the three months ended June 30, 2016 and March 31, 2016 include expenses related to our formal strategic review, which was completed in May 2016, of $(0.2) million and $5.5 million, respectively.

(e)
Amount represents restructuring and other compensation-related expenses resulting from a reduction in headcount and employee severance arrangements, primarily in connection with the reduction in force that we completed in March 2016.

(f)	Other for the three months ended March 31, 2016 includes $27.2 million of lease termination income related to a property sold during that period.

(g)	Adjustments to include our pro rata share of depreciation and amortization, interest expense, provision for income taxes, non-cash items and non-core items from joint ventures.

(h)	Adjustments to include cash distributions received from the Managed Programs in place of our pro rata share of net income from our ownership in the Managed Programs.

Investing for the long runTM | 42

W. P. Carey Inc.
Appendix – First Quarter 2017

Reconciliation of Net Income to Adjusted EBITDA, Owned Real Estate – Last Five Quarters
In thousands.

	Three Months Ended
	Mar. 31, 2017	Dec. 31, 2016	Sep. 30, 2016	Jun. 30, 2016	Mar. 31, 2016
Net income from Owned Real Estate attributable to W. P. Carey	$51,121	$40,431	$99,972	$51,404	$60,546

Adjustments to Derive Consolidated EBITDA
Depreciation and amortization	61,522	61,717	61,740	65,457	83,360
Interest expense	41,957	43,913	44,349	46,752	48,395
Provision for (benefit from) income taxes	1,454	3,374	530	(9,410)	2,088
EBITDA - Owned Real Estate (a)	156,054	149,435	206,591	154,203	194,389

Adjustments to Derive Adjusted EBITDA
Adjustments for Non-Cash Items:
Above- and below-market rent intangible and straight-line rent adjustments	8,828	8,154	7,927	9,908	(3,409)
Unrealized losses (gains) (b)	2,566	4,581	(2,531)	147	(3,308)
Stock-based compensation expense	1,954	908	1,572	907	1,837
Impairment charges	—	9,433	14,441	35,429	—
Allowance for credit losses	—	—	—	—	7,064
	13,348	23,076	21,409	46,391	2,184
Adjustments for Non-Core Items: (c)
Loss (gain) on extinguishment of debt	912	224	2,072	(112)	1,925
Property acquisition and other expenses (d)	73	18	—	431	2,981
Gain on sale of real estate, net	(10)	(3,248)	(49,126)	(18,282)	(662)
Merger income	—	—	—	(353)	(84)
Restructuring and other compensation (e)	—	—	—	(13)	4,426
Other (f)	685	770	523	2,421	(25,440)
	1,660	(2,236)	(46,531)	(15,908)	(16,854)
Adjustments for Pro Rata Ownership
Real Estate Joint Ventures: (g)
Add: Pro rata share of adjustments for equity investments	2,376	1,387	1,795	1,781	1,714
Less: Pro rata share of adjustments for amounts attributable to noncontrolling interests	(3,941)	(5,736)	(5,363)	(5,225)	(3,180)
	(1,565)	(4,349)	(3,568)	(3,444)	(1,466)
Adjustments for Equity Investments in the Managed REITs: (h)
Add: Distributions received from equity investments in the Managed REITs	2,547	2,419	2,299	(321)	4,810
Less: (Income) loss from equity investments in the Managed REITs	(1,135)	493	(1,618)	(2,540)	(1,028)
	1,412	2,912	681	(2,861)	3,782

Adjusted EBITDA - Owned Real Estate (a)	$170,909	$168,838	$178,582	$178,381	$182,035
________

(a)	EBITDA and adjusted EBITDA are non-GAAP measures. See the Terms and Definitions section that follows for a description of our non-GAAP measures.

(b)	Comprised of gains and losses on interest rate derivatives and gains and losses on foreign currency.

(c)
Comprised of items that we do not consider to be part of our core operating business plan or representative of our overall long-term operating performance, based on a number of factors, including the nature of the item and/or the frequency with which it occurs. We believe that these adjustments provide a more representative view of EBITDA from our core operating business and allow for more meaningful comparisons.

(d)
Amounts for the three months ended June 30, 2016 and March 31, 2016 include expenses related to our formal strategic review, which was completed in May 2016, of $0.1 million and $2.8 million, respectively.

(e)
Amount represents restructuring and other compensation-related expenses resulting from a reduction in headcount and employee severance arrangements, primarily in connection with the reduction in force that we completed in March 2016.

(f)	Other for the three months ended March 31, 2016 includes $27.2 million of lease termination income related to a property sold during that period.

(g)	Adjustments to include our pro rata share of depreciation and amortization, interest expense, provision for income taxes, non-cash items and non-core items from joint ventures.

(h)	Adjustments to include cash distributions received from the Managed REITs in place of our pro rata share of net income from our ownership in the Managed REITs.

Investing for the long runTM | 43

W. P. Carey Inc.
Appendix – First Quarter 2017

Reconciliation of Net Income to Adjusted EBITDA, Investment Management – Last Five Quarters
In thousands.

	Three Months Ended
	Mar. 31, 2017	Dec. 31, 2016	Sep. 30, 2016	Jun. 30, 2016	Mar. 31, 2016
Net income (loss) from Investment Management attributable to W. P. Carey	$6,363	$7,273	$10,971	$257	$(3,107)

Adjustments to Derive Consolidated EBITDA
(Benefit from) provision for income taxes	(2,759)	4,452	2,624	1,193	(1,563)
Depreciation and amortization	908	958	1,062	1,124	1,092
EBITDA - Investment Management (a)	4,512	12,683	14,657	2,574	(3,578)

Adjustments to Derive Adjusted EBITDA
Adjustments for Non-Cash Items:
Stock-based compensation expense	4,956	2,143	2,784	3,094	4,770
Unrealized losses (gains) (b)	73	138	(229)	389	34
	5,029	2,281	2,555	3,483	4,804
Adjustments for Non-Core Items: (c)
Restructuring and other compensation (d)	—	—	—	465	7,047
Property acquisition and other expenses (e)	—	—	—	(285)	2,669
Other	(432)	(34)	—	18	33
	(432)	(34)	—	198	9,749

Adjustments for Equity Investment in CCIF: (f)
Add: Distributions received from equity investment in CCIF	262	77	474	—	129
Less: (Income) loss from equity investment in CCIF	(539)	(523)	(1,098)	(529)	155
	(277)	(446)	(624)	(529)	284

Adjusted EBITDA - Investment Management (a)	$8,832	$14,484	$16,588	$5,726	$11,259
________

(a)	EBITDA and adjusted EBITDA are non-GAAP measures. See the Terms and Definitions section that follows for a description of our non-GAAP measures.

(b)	Comprised of gains and losses on foreign currency.

(c)
Comprised of items that we do not consider to be part of our core operating business plan or representative of our overall long-term operating performance, based on a number of factors, including the nature of the item and/or the frequency with which it occurs. We believe that these adjustments provide a more representative view of EBITDA from our core operating business and allow for more meaningful comparisons.

(d)
Amount represents restructuring and other compensation-related expenses resulting from a reduction in headcount and employee severance arrangements, primarily in connection with the reduction in force that we completed in March 2016.

(e)
Amounts for the three months ended June 30, 2016 and March 31, 2016 include expenses related to our formal strategic review, which was completed in May 2016, of $(0.3) million and $2.7 million, respectively.

(f)	Adjustments to include cash distributions received from CCIF in place of our pro rata share of net income from our ownership in CCIF.

Investing for the long runTM | 44

W. P. Carey Inc.
Appendix – First Quarter 2017

Terms and Definitions

Non-GAAP Financial Disclosures
AFFO
Due to certain unique operating characteristics of real estate companies, as discussed below, the National Association of Real Estate Investment Trusts, Inc., or NAREIT, an industry trade group, has promulgated a non-GAAP measure known as FFO, which we believe to be an appropriate supplemental measure, when used in addition to and in conjunction with results presented in accordance with GAAP, to reflect the operating performance of a REIT. The use of FFO is recommended by the REIT industry as a supplemental non-GAAP measure. FFO is not equivalent to nor a substitute for net income or loss as determined under GAAP.
We define FFO, a non-GAAP measure, consistent with the standards established by the White Paper on FFO approved by the Board of Governors of NAREIT, as revised in February 2004. The White Paper defines FFO as net income or loss computed in accordance with GAAP, excluding gains or losses from sales of property, impairment charges on real estate, and depreciation and amortization from real estate assets; and after adjustments for unconsolidated partnerships and jointly owned investments. Adjustments for unconsolidated partnerships and jointly owned investments are calculated to reflect FFO. Our FFO calculation complies with NAREIT’s policy described above.
We modify the NAREIT computation of FFO to include other adjustments to GAAP net income to adjust for certain non-cash charges such as amortization of real estate-related intangibles, deferred income tax benefits and expenses, straight-line rents, stock compensation, gains or losses from extinguishment of debt and deconsolidation of subsidiaries and unrealized foreign currency exchange gains and losses. Our assessment of our operations is focused on long-term sustainability and not on such non-cash items, which may cause short-term fluctuations in net income but have no impact on cash flows. Additionally, we exclude non-core income and expenses such as property acquisition and other expenses (which includes expenses related to the formal strategic review that we completed in May 2016), certain lease termination income, and expenses related to restructuring and other compensation-related expenses resulting from a reduction in headcount and employee severance arrangements primarily during the three months ended March 31, 2016. We also exclude realized gains/losses on foreign exchange transactions (other than those realized on the settlement of foreign currency derivatives), which are not considered fundamental attributes of our business plan and do not affect our overall long-term operating performance. We refer to our modified definition of FFO as AFFO. We exclude these items from GAAP net income to arrive at AFFO as they are not the primary drivers in our decision making process and excluding these items provides investors a view of our portfolio performance over time and makes it more comparable to other REITs which are currently not engaged in acquisitions, mergers and restructuring which are not part of our normal business operations. We use AFFO as one measure of our operating performance when we formulate corporate goals, evaluate the effectiveness of our strategies, and determine executive compensation.
We believe that AFFO is a useful supplemental measure for investors to consider as we believe it will help them to better assess the sustainability of our operating performance without the potentially distorting impact of these short-term fluctuations. However, there are limits on the usefulness of AFFO to investors. For example, impairment charges and unrealized foreign currency losses that we exclude may become actual realized losses upon the ultimate disposition of the properties in the form of lower cash proceeds or other considerations. We use our FFO and AFFO measures as supplemental financial measures of operating performance. We do not use our FFO and AFFO measures as, nor should they be considered to be, alternatives to net earnings computed under GAAP or as alternatives to cash from operating activities computed under GAAP or as indicators of our ability to fund our cash needs.
Pro Rata Cash NOI
Cash net operating income, or cash NOI, is a non-GAAP financial measure that is intended to reflect the performance of our net leased and operating properties. We define cash NOI as cash rents from our leased and operating properties less non-reimbursable property expenses. Cash NOI excludes amortization of intangibles and straight-line rent adjustments that are included in GAAP lease revenues. We present cash NOI on a pro rata basis, referred to as pro rata cash NOI, to account for our share of income related to unconsolidated joint ventures and noncontrolling interests. We believe that pro rata cash NOI is a helpful measure that both investors and management can use to evaluate the financial performance of our leased and operating properties and it allows for comparison of our operating performance between periods and to other REITs. Pro rata cash NOI should not be considered as an alternative to net income as an indication of our financial performance or to cash flows as a measure of liquidity or our ability to fund all needs. The method by which we calculate and present cash NOI and/or pro rata cash NOI, may not be directly comparable to the way other REITs present cash NOI.
Normalized Pro Rata Cash NOI
Normalized pro rata cash NOI is pro rata cash NOI as defined above adjusted primarily to exclude our pro rata share of cash NOI from properties disposed of during the most recent quarter and to include a full quarter’s pro rata cash NOI related to properties acquired or placed into service during the period, as applicable. We believe this measure provides a helpful representation of our net operating income from our in-place leased and operating properties.

Investing for the long runTM | 45

W. P. Carey Inc.
Appendix – First Quarter 2017

Adjusted EBITDA
We believe that EBITDA is a useful supplemental measure to investors and analysts for assessing the performance of our business segments because (i) it removes the impact of our capital structure from our operating results and (ii) because it is helpful when comparing our operating performance to that of companies in our industry without regard to such items, which can vary substantially from company to company. Adjusted EBITDA as disclosed represents EBITDA, modified to include other adjustments to GAAP net income for certain non-cash charges, such as impairments, non-cash rent adjustments, and unrealized gains and losses from our hedging activity. Additionally, we exclude gains and losses in real estate, which are not considered fundamental attributes of our business plans and do not affect our overall long-term operating performance. We exclude these items from adjusted EBITDA as they are not the primary drivers in our decision-making process. Our assessment of our operations is focused on long-term sustainability and not on such non-cash and non-core items, which may cause short-term fluctuations in net income but have no impact on cash flows. We believe that adjusted EBITDA is a useful supplemental measure to investors and analysts, although it does not represent net income that is computed in accordance with GAAP. Accordingly, adjusted EBITDA should not be considered as an alternative to net income or as an indicator of our financial performance. EBITDA and adjusted EBITDA as calculated by us may not be comparable to similarly titled measures of other companies.
Other Metrics
Pro Rata Metrics
This supplemental package contains certain metrics prepared under the pro rata consolidation method. We refer to these metrics as pro rata metrics. We have a number of investments, usually with our affiliates, in which our economic ownership is less than 100%. Under the full consolidation method, we report 100% of the assets, liabilities, revenues and expenses of those investments that are deemed to be under our control or for which we are deemed to be the primary beneficiary, even if our ownership is less than 100%. Also, for all other jointly owned investments, which we do not control, we report our net investment and our net income or loss from that investment. Under the pro rata consolidation method, we present our proportionate share, based on our economic ownership of these jointly owned investments, of the assets, liabilities, revenues and expenses of those investments.
ABR
ABR represents contractual minimum annualized base rent for our net-leased properties and reflects exchange rates as of the date of this report. If there is a rent abatement, we annualize the first monthly contractual base rent following the free rent period. ABR is not applicable to operating properties.

Investing for the long runTM | 46